EXHIBIT 10.6

2016 US FOODS HOLDING CORP.

OMNIBUS INCENTIVE PLAN

1. Purpose. The purpose of the 2016 US Foods Holding Corp. Omnibus Incentive Plan is to provide a means through which the Company and other members of the Company Group may attract and retain key personnel and to provide a means whereby directors, officers, employees, consultants, and advisors of the Company and other members of the Company Group can acquire and maintain an equity interest in the Company, or be paid incentive compensation, including incentive compensation measured by reference to the value of Common Stock, thereby strengthening their commitment to the welfare of the Company Group and aligning their interests with those of the Company’s stockholders.

2. Definitions. The following definitions shall be applicable throughout the Plan.

(a) “Absolute Share Limit” has the meaning given such term in Section 5(b) of the Plan.

(b) “Adjustment Event” has the meaning given such term in Section 12(a) of the Plan.

(c) “Affiliate” means any Person that directly or indirectly controls, is controlled by, or is under common control with the Company. The term ‘“control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting or other securities, by contract, or otherwise.

(d) “Award” means, individually or collectively, any Incentive Stock Option, Nonqualified Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Other Equity-Based Award, Other Cash-Based Award, and Performance Compensation Award granted under the Plan.

(e) “Award Agreement” means the document or documents by which each Award (other than an Other Cash-Based Award) is evidenced, which may be in written or electronic form.

(f) “Board” means the Board of Directors of the Company.

(g) “Cause” means, as to any Participant, unless the applicable Award Agreement states otherwise, (i) “Cause”, as defined in any employment, severance or consulting agreement between the Participant and the Service Recipient in effect at the time of such Termination, or (ii) in the absence of any such employment or consulting agreement (or the absence of any definition of “Cause” contained therein), the Participant’s (A) willful neglect in the performance of the Participant’s duties for the Service Recipient or willful or repeated failure or refusal to perform such duties; (B) engagement in conduct in connection with the Participant’s employment or service with the Service Recipient, which results, or could reasonably be expected to result in, material harm to the business or reputation of the Company or any other member of the

Company Group; (C) conviction of, or plea of guilty or no contest to, (I) any felony; or (II) any other crime that results, or could reasonably be expected to result in, material harm to the business or reputation of the Company or any other member of the Company Group; (D) material violation of the written policies of the Service Recipient, including but not limited to those relating to sexual harassment or the disclosure or misuse of confidential information, or those set forth in the manuals or statements of policy of the Service Recipient; (E) fraud or misappropriation, embezzlement or misuse of funds or property belonging to the Company or any other member of the Company Group; or (F) act of personal dishonesty that involves personal profit in connection with the Participant’s employment or service to the Service Recipient.

(h) “Change in Control” means:

(i) the acquisition (whether by purchase, merger, consolidation, combination, or other similar transaction) by any Person of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% (on a fully diluted basis) of either (A) the then outstanding shares of Common Stock, taking into account as outstanding for this purpose such Common Stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such Common Stock or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors; provided, however, that for purposes of this Plan, the following acquisitions shall not constitute a Change in Control: (I) any acquisition by the Company or any Affiliate; (II) any acquisition by any employee benefit plan sponsored or maintained by the Company or any Affiliate; or (III) in respect of an Award held by a particular Participant, any acquisition by the Participant or any group of Persons (within the meaning of Rule 13d-3 promulgated under the Exchange Act) including the Participant (or any entity controlled by the Participant or any group of Persons including the Participant);

(ii) during any period of twelve (12) months, individuals who, at the beginning of such period, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof, whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-12 of Regulation 14 A promulgated under the Exchange Act, with respect to directors or as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director; or

(iii) the sale, transfer, or other disposition of all or substantially all of the assets of the Company to any Person that is not an Affiliate of the Company.

(i) “Code” means the Internal Revenue Code of 1986, as amended, and any successor thereto. Reference in the Plan to any section of the Code shall be deemed to include any regulations or other interpretative guidance under such section, and any amendments or successor provisions to such section, regulations, or guidance.

(j) “Committee” means the Compensation Committee of the Board or any properly delegated subcommittee thereof or, if no such Compensation Committee or subcommittee thereof exists, the Board.

(k) “Common Stock” means the common stock of the Company, par value $0.01 per share (and any stock or other securities into which such Common Stock may be converted or into which it may be exchanged).

(l) “Company” means US Foods Holding Corp., a Delaware corporation, and any successor thereto.

(m) “Company Group” means, collectively, the Company and any of its Subsidiaries.

(n) “Date of Grant” means the date on which the granting of an Award is authorized, or such other date as may be specified in such authorization.

(o) “Designated Foreign Subsidiaries” means all members of the Company Group that are organized under the laws of any jurisdiction or country other than the United States of America that may be designated by the Board or the Committee from time to time.

(p) “Detrimental Activity” means any of the following: (i) unauthorized disclosure of any confidential or proprietary information of any member of the Company Group; (ii) any activity that would be grounds to terminate the Participant’s employment or service with the Service Recipient for Cause; (iii) the breach of any noncompetition, nonsolicitation or other agreement containing restrictive covenants, with any member of the Company Group; or (iv) fraud or conduct contributing to any financial restatements or irregularities, as determined by the Committee in its sole discretion.

(q) “Disability” means, as to any Participant, unless the applicable Award Agreement states otherwise, (i) “Disability”, as defined in any employment or consulting agreement between the Participant and the Service Recipient in effect at the time of such Termination; or (ii) in the absence of any such employment or consulting agreement (or the absence of any definition of “Disability” contained therein), a condition entitling the Participant to receive benefits under a long-term disability plan of the Company Group in which such Participant is eligible to participate, or, in the absence of such a plan, the complete and permanent inability by reason of illness or accident to perform the duties of the occupation at which a Participant was employed or served when such disability commenced. Any determination of whether Disability exists shall be made by the Company (or designee) in its sole and absolute discretion.

(r) “Effective Date” means May 25, 2016.

(s) “Eligible Person” means any (i) individual employed by any member of the Company Group; provided, however, that no such employee covered by a collective bargaining agreement shall be an Eligible Person unless and to the extent that such eligibility is set forth in such collective bargaining agreement or in an agreement or instrument relating thereto; (ii) director or officer of any member of the Company Group; or (iii) consultant or advisor to any member of the Company Group who may be offered securities registrable pursuant to a registration statement on Form S-8 under the Securities Act, who, in the case of each of clauses (i) through (iii) above, has entered into an Award Agreement or who has received written notification from the Committee or its designee that they have been selected to participate in the Plan or receive an Award pursuant to the Plan.

(t) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor thereto. Reference in the Plan to any section of (or rule promulgated under) the Exchange Act shall be deemed to include any rules, regulations, or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations, or guidance.

(u) “Exercise Price” has the meaning given such term in Section 7(b) of the Plan.

(v) “Fair Market Value” means, on a given date, if (i) the Common Stock is listed on a national securities exchange, the closing sales price of the Common Stock reported on the primary exchange on which the Common Stock is listed and traded on such date, or, if there are no such sales on that date, then on the last preceding date on which such sales were reported; (ii) the Common Stock is not listed on any national securities exchange but is quoted in an inter-dealer quotation system on a last sale basis, the average between the closing bid price and ask price reported on such date, or, if there is no such sale on that date, then on the last preceding date on which a sale was reported; or (iii) the Common Stock is not listed on a national securities exchange or quoted in an inter-dealer quotation system on a last sale basis, the amount determined by the Board or the Committee in good faith to be the fair market value of the Common Stock; provided, however, as to any Awards granted on or with a Date of Grant of the date of the pricing of the Company’s initial public offering, “Fair Market Value” shall be equal to the per share price at which the Common Stock is offered to the public in connection with such initial public offering.

(w) “GAAP” has the meaning given such term in Section 7(d) of the Plan.

(x) “Immediate Family Members” has the meaning given such term in Section 14(b) of the Plan.

(y) “Incentive Stock Option” means an Option which is designated by the Committee as an incentive stock option as described in Section 422 of the Code and otherwise meets the requirements set forth in the Plan.

(z) “Indemnifiable Person” has the meaning given such term in Section 4(e) of the Plan.

(aa) “Negative Discretion” means the discretion authorized by the Plan to be applied by the Committee to eliminate or reduce the size of a Performance Compensation Award consistent with Section 162(m) of the Code.

(bb) “Nonqualified Stock Option” means an Option which is not designated by the Committee as an Incentive Stock Option.

(cc) “Non-Employee Director” means a member of the Board who is not an employee of any member of the Company Group.

(dd) “Option” means an Award granted under Section 7 of the Plan.

(ee) “Option Period” has the meaning given such term in Section 7(c) of the Plan.

(ff) “Other Cash-Based Award” means an Award granted under Section 10 of the Plan that is payable without reference to the value of Common Stock.

(gg) “Other Equity-Based Award” means an Award that is not an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, or Performance Compensation Award that is granted under Section 10 of the Plan and is (i) payable by delivery of Common Stock and/or (ii) measured by reference to the value of Common Stock.

(hh) “Participant” means an Eligible Person who has been selected by the Committee to participate in the Plan and to receive an Award pursuant to the Plan.

(ii) ‘‘Performance Compensation Award” means any Award designated by the Committee as a Performance Compensation Award pursuant to Section 11 of the Plan.

(jj) “Performance Criteria” means the criterion or criteria that the Committee shall select for purposes of establishing the Performance Goals for a Performance Period with respect to any Performance Compensation Award under the Plan.

(kk) “Performance Formula” means, for a Performance Period, the one or more objective formulae applied against the relevant Performance Goal to determine, with regard to the Performance Compensation Award of a particular Participant, whether all, some portion but less than all, or none of the Performance Compensation Award has been earned for the Performance Period.

(ll) “Performance Goals” means, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon the Performance Criteria.

(mm) “Performance Period” means the one or more periods of time of not less than 12 months, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance Compensation Award.

(nn) “Permitted Transferee” has the meaning given such term in Section 14(b) of the Plan.

(oo) “Person” means any individual, entity, or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act).

(pp) “Plan” means this 2016 US Foods Holding Corp. Omnibus Incentive Plan, as it may be amended and restated from time to time.

(qq) “Qualifying Director” means a person who is (i) with respect to actions intended to obtain an exemption from Section 16(b) of the Exchange Act pursuant to Rule 16b-3 under the Exchange Act, a “non-employee director” within the meaning of Rule l6b-3 under the Exchange Act, and (ii) with respect to actions intended to obtain the exception for performance-based compensation under Section 162(m) of the Code, an “outside director” within the meaning of Section 162(m) of the Code.

(rr) “Restricted Period” means the period of time determined by the Committee during which an Award is subject to restrictions or, as applicable, the period of time within which performance is measured for purposes of determining whether an Award has been earned.

(ss) “Restricted Stock” means Common Stock, subject to certain specified restrictions (which may include, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of the Plan.

(tt) “Restricted Stock Unit” means an unfunded and unsecured promise to deliver shares of Common Stock, cash, other securities, or other property, subject to certain restrictions (which may include, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of the Plan.

(uu) “SAR Period” has the meaning given such term in Section 8(c) of the Plan.

(vv) “Securities Act” means the Securities Act of 1933, as amended, and any successor thereto. Reference in the Plan to any section of (or rule promulgated under) the Securities Act shall be deemed to include any rules, regulations, or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations, or guidance.

(ww) “Service Recipient” means, with respect to a Participant holding a given Award, the member of the Company Group by which the original recipient of such Award is, or following a Termination was most recently, principally employed or to which such original recipient provides, or following a Termination was most recently providing, services, as applicable.

(xx) “Stock Appreciation Right” or “SAR” means an Award granted under Section 8 of the Plan.

(yy) “Strike Price” has the meaning given such term in Section 8(b) of the Plan.

(zz) “Subsidiary” means, with respect to any specified Person:

(i) any corporation, association, or other business entity of which more than 50% of the total voting power of shares of such entity’s voting securities (without regard to the occurrence of any contingency and after giving effect to any voting agreement or stockholders’ agreement that effectively transfers voting power) is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person (or a combination thereof); and

(ii) any partnership (or any comparable foreign entity) (A) the sole general partner (or functional equivalent thereof) or the managing general partner of which is such Person or Subsidiary of such Person or (B) the only general partners (or functional equivalents thereof) of which are that Person or one or more Subsidiaries of that Person (or any combination thereof).

(aaa) “Substitute Award” has the meaning given such term in Section 5(e) of the Plan.

(bbb) “Sub-Plans” means any sub-plan to this Plan that has been adopted by the Board or the Committee for the purpose of permitting the offering of Awards to employees of certain Designated Foreign Subsidiaries or otherwise outside the United States of America, with each such sub-plan designed to comply with local laws applicable to offerings in such foreign jurisdictions. Although any Sub-Plan may be designated a separate and independent plan from the Plan in order to comply with applicable local laws, the Absolute Share Limit and the other limits specified in Section 5(b) shall apply in the aggregate to the Plan and any Sub-Plan adopted hereunder.

(ccc) “Termination” means the termination of a Participant’s employment or service, as applicable, with the Service Recipient.

3. Effective Date; Duration. The Plan shall be effective as of the Effective Date. The expiration date of the Plan, on and after which date no Awards may be granted hereunder,

shall be the tenth anniversary of the Effective Date; provided, however, that such expiration shall not affect Awards then outstanding, and the terms and conditions of the Plan shall continue to apply to such Awards.

4. Administration.

(a) The Committee shall administer the Plan. To the extent required to comply with the provisions of Rule 16b-3 promulgated under the Exchange Act (if the Board is not acting as the Committee under the Plan) or necessary to obtain the exception for performance-based compensation under Section 162(m) of the Code, as applicable, it is intended that each member of the Committee shall, at the time such member takes any action with respect to an Award under the Plan that is intended to qualify for the exemptions provided by Rule 16b-3 promulgated under the Exchange Act or to qualify as performance-based compensation under Section 162(m) of the Code, as applicable, be a Qualifying Director. However, the fact that a Committee member shall fail to qualify as a Qualifying Director shall not invalidate any Award granted by the Committee that is otherwise validly granted under the Plan.

(b) Subject to the provisions of the Plan and applicable law, the Committee shall have the sole and plenary authority, in addition to other express powers and authorizations conferred on the Committee by the Plan, to; (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant: (iii) determine the number of shares of Common Stock to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled in, or exercised for, cash, shares of Common Stock, other securities, other Awards, or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances the delivery of cash, shares of Common Stock, other securities, other Awards, or other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the Participant or of the Committee; (vii) interpret, administer, reconcile any inconsistency in, correct any defect in, and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; (viii) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Committee shall deem appropriate for the proper administration of the Plan; (ix) adopt Sub-Plans; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. All such rules, regulations, determinations and interpretations shall be binding and conclusive upon the Company, the Company Group, its stockholders, all Participants, and all employees, and upon their respective legal representatives, beneficiaries, successors and assigns, and upon all other persons claiming under or through any of them. The terms of any plan or guideline adopted by the Committee and applicable to an Award shall be deemed incorporated in and part of the related Award Agreement. The Committee may provide for the use of electronic, internet or other non-paper Award Agreements, and the use of electronic, internet or other non-paper means for the Participant’s acceptance of, or actions under, an Award Agreement unless otherwise expressly specified herein. The Committee may appoint accountants, actuaries, counsel, advisors and other persons that it deems necessary or desirable in connection with the administration of the Plan. In the event of any inconsistency or conflict between the terms of the Plan and an Award Agreement, the terms of the Plan shall govern

(c) Except to the extent prohibited by applicable law or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or traded, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time. Without limiting the generality of the foregoing, the Committee may delegate to one or more officers of the Company or any Subsidiary, the authority to act on behalf of the Committee with respect to any matter, right, obligation, or election which is the responsibility of, or which is allocated to, the Committee herein, and which may be so delegated as a matter of law, except for grants of Awards to Non-Employee Directors. Notwithstanding the foregoing in this Section 4(c), it is intended that any action under the Plan intended to qualify for an exemption provided by Rule 16b-3 promulgated under the Exchange Act, and/or the exception under Section 162(m) of the Code related to persons who are subject to Section 16 of the Exchange Act and/or who are, or who are reasonably expected to be, “covered employees” for purposes of Section 162(m) of the Code, will be taken only by the Board or by a committee or subcommittee of two or more Qualifying Directors. However, the fact that any member of such committee or subcommittee shall fail to qualify as a Qualifying Director shall not invalidate any action that is otherwise valid under the Plan.

(d) Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan, any Award or any Award Agreement shall be within the sole discretion of the Committee, may be made at any time, and shall be final, conclusive, and binding upon all Persons, including, without limitation, the Company, any other member of the Company Group, any Participant, any holder or beneficiary of any Award, and any stockholder of the Company.

(e) No member of the Board or the Committee or any employee or agent of the Company or any Subsidiary (each such person, an “Indemnifiable Person”) shall be liable for any action taken or omitted to be taken or any determination made with respect to the Plan or any Award hereunder (unless constituting fraud or a willful criminal act or omission). Each Indemnifiable Person shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense (including attorneys’ fees) that may be imposed upon or incurred by such Indemnifiable Person in connection with or resulting from any action, suit, or proceeding to which such Indemnifiable Person may be a party or in which such Indemnifiable Person may be involved by reason of any action taken or omitted to be taken or determination made with respect to the Plan or any Award hereunder and against and from any and all amounts paid by such Indemnifiable Person with the Company’s prior written approval, in settlement thereof, or paid by such

Indemnifiable Person in satisfaction of any judgment in any such action, suit, or proceeding against such Indemnifiable Person, and the Company shall advance to such Indemnifiable Person any such expenses promptly upon written request (which request shall include an undertaking by the Indemnifiable Person to repay the amount of such advance if it shall ultimately be determined, as provided below, that the Indemnifiable Person is not entitled to be indemnified); provided, that the Company shall have the right, at its own expense, to assume and defend any such action, suit, or proceeding and once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company’s choice. The foregoing right of indemnification shall not be available to an Indemnifiable Person to the extent that a final judgment or other final adjudication (in either case not subject to further appeal) binding upon such Indemnifiable Person determines that the acts, omissions, or determinations of such Indemnifiable Person giving rise to the indemnification claim resulted from such Indemnifiable Person’s fraud or willful criminal act or omission or that such right of indemnification is otherwise prohibited by law or by the Company’s or any Subsidiary’s organizational documents. The foregoing right of indemnification shall not be exclusive of or otherwise supersede any other rights of indemnification to which such Indemnifiable Persons may be entitled under the Company’s or any Subsidiary’s organizational documents, as a matter of law, under an individual indemnification agreement or contract, or otherwise, or any other power that the Company may have to indemnify such Indemnifiable Persons or hold such Indemnifiable Persons harmless.

(f) Notwithstanding anything to the contrary contained in the Plan, the Board may, in its sole discretion, at any time and from time to time, grant Awards and administer the Plan with respect to such Awards. Any such actions by the Board shall be subject to the applicable rules of the securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted. In any such case, the Board shall have all the authority granted to the Committee under the Plan.

5. Grant of Awards; Shares Subject to the Plan; Limitations.

(a) The Committee may, from time to time, grant Awards to one or more Eligible Persons.

(b) Awards granted under the Plan shall be subject to the following limitations: (i) subject to Section 12 of the Plan, no more than 9,000,000 shares of Common Stock (the “Absolute Share Limit”) shall be available for Awards under the Plan; (ii) subject to Section 12 of the Plan, grants of Options or SARs under the Plan in respect of no more than 9,000,000 shares of Common Stock may be made to any individual Participant during any single fiscal year of the Company (for this purpose, if a SAR is granted in tandem with an Option (such that the SAR expires with respect to the number of shares of Common Stock for which the Option is exercised), only the shares underlying the Option shall count against this limitation); (iii) subject to Section 12 of the Plan, no more than the number of shares of Common Stock equal to the Absolute Share Limit may be issued in the aggregate pursuant to the exercise of Incentive Stock Options granted under the Plan; (iv) subject to Section 12 of the Plan, no more than 9,000,000 shares of Common Stock may be issued in respect of Performance Compensation Awards denominated in shares of Common Stock granted pursuant to Section 11 of the Plan to any individual Participant for a single fiscal year during a Performance Period (or with respect to each single fiscal year in the event a Performance Period extends beyond a single fiscal year), or in the event such share-denominated Performance Compensation Award is paid in cash, other securities, other Awards, or other property, no more than the Fair Market Value of such shares of Common Stock on the last day of the Performance Period to which such Award relates; (v) the maximum number of shares of Common Stock subject to Awards granted during a single fiscal year to any Non-Employee Director, taken together with any cash fees paid to such Non-Employee Director during the fiscal year, shall not exceed $4,500,000 in total value (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes); and (vi) the maximum amount that can be paid to any individual Participant for a single fiscal year during a Performance Period (or with respect to each single fiscal year in the event a Performance Period extends beyond a single fiscal year) pursuant to a Performance Compensation Award denominated in cash (described in Section 11 (a) of the Plan) shall be $9,000,000.

(c) Other than with respect to Substitute Awards, to the extent that an Award expires or is canceled, forfeited, terminated, settled in cash, or otherwise is settled without delivery to the Participant of the full number of shares of Common Stock to which the Award related, the undelivered shares will again be available for grant. Shares of Common Stock withheld in payment of the Exercise Price, or taxes relating to an Award, and shares equal to the number of shares surrendered in payment of any Exercise Price, or taxes relating to an Award, shall be deemed to constitute shares not issued to the Participant and shall be deemed to again be available for Awards under the Plan; provided, however, that such shares shall not become available for issuance hereunder if either: (i) the applicable shares are withheld or surrendered following the termination of the Plan; or (ii) at the time the applicable shares are withheld or surrendered, it would constitute a material revision of the Plan subject to stockholder approval under any then-applicable rules of the national securities exchange on which the Common Stock is listed.

(d) Shares of Common Stock issued by the Company in settlement of Awards may be authorized and unissued shares, shares held in the treasury of the Company, shares purchased on the open market or by private purchase, or a combination of the foregoing.

(e) Awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity directly or indirectly acquired by the Company or with which the Company combines (“Substitute Awards”). Substitute Awards shall not be counted against the Absolute Share Limit; provided, that Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding options intended to quality as “incentive stock options” within the meaning of Section 422 of the Code shall be counted against the aggregate number of shares of Common Stock available for Awards of Incentive Stock Options under the Plan. Subject to applicable stock exchange requirements, available shares under a stockholder-approved plan of an entity directly or indirectly acquired by the Company or with which the Company combines (as appropriately adjusted to reflect the acquisition or combination transaction) may be used for Awards under the Plan and shall not reduce the number of shares of Common Stock available for issuance under the Plan.

6. Eligibility. Participation in the Plan shall be limited to Eligible Persons.

7. Options.

(a) General. Each Option granted under the Plan shall be evidenced by an Award Agreement, which agreement need not be the same for each Participant. Each Option so granted shall be subject to the conditions set forth in this Section 7, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. All Options granted under the Plan shall be Nonqualified Stock Options unless the applicable Award Agreement expressly states that the Option is intended to be an Incentive Stock Option. Incentive Stock Options shall be granted only to Eligible Persons who are employees of a member of the Company Group, and no Incentive Stock Option shall be granted to any Eligible Person who is ineligible to receive an Incentive Stock Option under the Code. No Option shall be treated as an Incentive Stock Option unless the Plan has been approved by the stockholders of the Company in a manner intended to comply with the stockholder approval requirements of Section 422(b)(l) of the Code, provided that any Option intended to be an Incentive Stock Option shall not fail to be effective solely on account of a failure to obtain such approval, but rather such Option shall be treated as a Nonqualified Stock Option unless and until such approval is obtained. In the case of an Incentive Stock Option, the terms and conditions of such grant shall be subject to, and comply with, such rules as may be prescribed by Section 422 of the Code. If for any reason an Option intended to be an Incentive Stock Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option or portion thereof shall be regarded as a Nonqualified Stock Option appropriately granted under the Plan.

(b) Exercise Price. Except as otherwise provided by the Committee in the case of Substitute Awards, the exercise price (“Exercise Price”) per share of Common Stock for each Option shall not be less than 100% of the Fair Market Value of such share (determined as of the Date of Grant); provided, however, that in the case of an Incentive Stock Option granted to an employee who, at the time of the grant of such Option, owns stock representing more than 10% of the voting power of all classes of stock of any member of the Company Group, the Exercise Price per share shall be no less than 110% of the Fair Market Value per share on the Date of Grant.

(c) Vesting and Expiration; Termination.

(i) Options shall vest and become exercisable in such manner and on such date or dates or upon such event or events as determined by the Committee; provided, however, that notwithstanding any such vesting dates or events, the Committee may in its sole discretion accelerate the vesting of any Options at any time and for any reason. Options shall expire upon a date determined by the Committee, not to exceed ten (10) years from the Date of Grant (the “Option

Period”); provided, that if the Option Period (other than in the case of an Incentive Stock Option) would expire at a time when trading in the shares of Common Stock is prohibited by the Company’s insider trading policy (or Company-imposed “blackout period”), then the Option Period shall be automatically extended until the 30th day following the expiration of such prohibition. Notwithstanding the foregoing, in no event shall the Option Period exceed five (5) years from the Date of Grant in the case of an Incentive Stock Option granted to a Participant who on the Date of Grant owns stock representing more than 10% of the voting power of all classes of stock of any member of the Company Group.

(ii) Unless otherwise provided by the Committee, whether in an Award Agreement or otherwise, in the event of: (A) a Participant’s Termination by the Service Recipient for Cause, all outstanding Options granted to such Participant shall immediately terminate and expire; (B) a Participant’s Termination due to death or Disability, each outstanding unvested Option granted to such Participant shall immediately terminate and expire, and each outstanding vested Option shall remain exercisable for one year thereafter (but in no event beyond the expiration of the Option Period); and (C) a Participant’s Termination for any other reason, each outstanding unvested Option granted to such Participant shall immediately terminate and expire, and each outstanding vested Option shall remain exercisable for ninety (90) days thereafter (but in no event beyond the expiration of the Option Period).

(d) Method of Exercise and Form of Payment. No shares of Common Stock shall be issued pursuant to any exercise of an Option until payment in full of the Exercise Price therefor is received by the Company and the Participant has paid to the Company an amount equal to any Federal, state, local, and non- U.S. income, employment, and any other applicable taxes required to be withheld. Options which have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company (or telephonic instructions to the extent provided by the Committee) in accordance with the terms of the Option accompanied by payment of the Exercise Price. The Exercise Price shall be payable: (i) in cash, check, cash equivalent, and/or shares of Common Stock valued at the Fair Market Value at the time the Option is exercised (including, pursuant to procedures approved by the Committee, by means of attestation of ownership of a sufficient number of shares of Common Stock in lieu of actual issuance of such shares to the Company); provided, that such shares of Common Stock are not subject to any pledge or other security interest and have been held by the Participant for at least six months (or such other period as established from time to time by the Committee in order to avoid adverse accounting treatment applying generally accepted accounting principles (“GAAP”)); or (ii) by such other method as the Committee may permit in its sole discretion, including, without limitation: (A) in other property having a fair market value on the date of exercise equal to the Exercise Price; (B) if there is a public market for the shares of Common Stock at such time, by means of a broker-assisted “cashless exercise” pursuant to which the Company is delivered (including telephonically to the extent permitted by the Committee) a copy of irrevocable instructions to a stockbroker to sell the shares of Common Stock otherwise issuable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the Exercise Price; or (C) a “net exercise” procedure effected by withholding the minimum number of shares of Common Stock otherwise issuable in respect of an Option that is needed to pay the Exercise Price and any Federal, state, local, and non-U.S. income, employment, and any other applicable taxes required to be withheld. Any fractional shares of Common Stock shall be settled in cash. Any fractional shares of Common Stock shall be settled in cash.

(e) Notification upon Disqualifying Disposition of an Incentive Stock Option. Each Participant awarded an Incentive Stock Option under the Plan shall notify the Company in writing immediately after the date the Participant makes a disqualifying disposition of any Common Stock acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any disposition (including, without limitation, any sale) of such Common Stock before the later of (i) the date that is two years after the Date of Grant of the Incentive Stock Option or (ii) the date that is one year after the date of exercise of the Incentive Stock Option. The Company may, if determined by the Committee and in accordance with procedures established by the Committee, retain possession, as agent for the applicable Participant, of any Common Stock acquired pursuant to the exercise of an Incentive Stock Option until the end of the period described in the preceding sentence, subject to complying with any instructions from such Participant as to the sale of such Common Stock.

(f) Compliance With Laws, etc. Notwithstanding the foregoing, in no event shall a Participant be permitted to exercise an Option in a manner which the Committee determines would violate the Sarbanes-Oxley Act of 2002, as it may be amended from time to time, or any other applicable law or the applicable rules and regulations of the Securities and Exchange Commission or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or traded.

8. Stock Appreciation Rights.

(a) General. Each SAR granted under the Plan shall be evidenced by an Award Agreement. Each SAR so granted shall be subject to the conditions set forth in this Section 8, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. Any Option granted under the Plan may include tandem SARs. The Committee also may award SARs to Eligible Persons independent of any Option.

(b) Strike Price. Except as otherwise provided by the Committee in the case of Substitute Awards, the strike price (“Strike Price”) per share of Common Stock for each SAR shall not be less than 100% of the Fair Market Value of such share (determined as of the Date of Grant). Notwithstanding the foregoing, a SAR granted in tandem with (or in substitution for) an Option previously granted shall have a Strike Price equal to the Exercise Price of the corresponding Option.

(c) Vesting and Expiration; Termination.

(i) A SAR granted in connection with an Option shall become exercisable and shall expire according to the same vesting schedule and expiration provisions as the corresponding Option. A SAR granted independent of an Option shall vest and become exercisable in such manner and on such date or dates or upon such event or events as determined by the Committee; provided, however, that notwithstanding any such vesting dates or events, the Committee may, in its sole discretion, accelerate the vesting of any SAR at any time and for any reason. SARs shall expire upon a date determined by the Committee, not to exceed ten (10) years from the Date of Grant (the “SAR Period”); provided, that if the SAR Period would expire at a time when trading in the shares of Common Stock is prohibited by the Company’s insider trading policy (or Company-imposed “blackout period”), then the SAR Period shall be automatically extended until the 30th day following the expiration of such prohibition.

(ii) Unless otherwise provided by the Committee, whether in an Award Agreement or otherwise, in the event of: (A) a Participant’s Termination by the Service Recipient for Cause, all outstanding SARs granted to such Participant shall immediately terminate and expire; (B) a Participant’s Termination due to death or Disability, each outstanding unvested SAR granted to such Participant shall immediately terminate and expire, and each outstanding vested SAR shall remain exercisable for one (1) year thereafter (but in no event beyond the expiration of the SAR Period); and (C) a Participant’s Termination for any other reason, each outstanding unvested SAR granted to such Participant shall immediately terminate and expire, and each outstanding vested SAR shall remain exercisable for ninety (90) days thereafter (but in no event beyond the expiration of the SAR Period).

(d) Method of Exercise. SARs which have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company in accordance with the terms of the Award, specifying the number of SARs to be exercised and the date on which such SARs were awarded.

(e) Payment. Upon the exercise of a SAR, the Company shall pay to the Participant an amount equal to the number of shares subject to the SAR that is being exercised multiplied by the excess of the Fair Market Value of one (1) share of Common Stock on the exercise date over the Strike Price, less an amount equal to any Federal, state, local, and non-U.S. income, employment, and any other applicable taxes required to be withheld. The Company shall pay such amount in cash, in shares of Common Stock valued at Fair Market Value, or any combination thereof, as determined by the Committee. Any fractional shares of Common Stock shall be settled in cash.

9. Restricted Stock and Restricted Stock Units.

(a) General. Each grant of Restricted Stock and Restricted Stock Units shall be evidenced by an Award Agreement. Each Restricted Stock and Restricted Stock Unit so granted shall be subject to the conditions set forth in this Section 9, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

(b) Stock Certificates and Book-Entry; Escrow or Similar Arrangement. Upon the grant of Restricted Stock, the Committee shall cause a stock certificate registered in the name of the Participant to be issued or shall cause share(s) of Common Stock to be registered in the name of the Participant and held in book-entry form subject to the Company’s directions and, if the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than issued to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (i) an escrow agreement satisfactory to the Committee, if applicable, and (ii) the appropriate stock power (endorsed in blank) with respect to the Restricted Stock covered by such agreement. If a Participant shall fail to execute and deliver (in a manner permitted under Section 14(a) of the Plan or as otherwise determined by the Committee) an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and blank stock power within the amount of time specified by the Committee, the Award shall be null and void. Subject to the restrictions set forth in this Section 9 and the applicable Award Agreement, a Participant generally shall have the rights and privileges of a stockholder as to shares of Restricted Stock, including, without limitation, the right to vote such Restricted Stock; provided, that if the lapsing of restrictions with respect to any grant of Restricted Stock is contingent on satisfaction of performance conditions (other than, or in addition to, the passage of time), any dividends payable on such shares of Restricted Stock shall be held by the Company and delivered (without interest) to the Participant within fifteen (15) days following the date on which the restrictions on such Restricted Stock lapse (and the right to any such accumulated dividends shall be forfeited upon the forfeiture of the Restricted Stock to which such dividends relate). To the extent shares of Restricted Stock are forfeited, any stock certificates issued to the Participant evidencing such shares shall be returned to the Company, and all rights of the Participant to such shares and as a stockholder with respect thereto shall terminate without further obligation on the part of the Company. A Participant shall have no rights or privileges as a stockholder as to Restricted Stock Units.

(c) Vesting; Termination.

(i) Restricted Stock and Restricted Stock Units shall vest, and any applicable Restricted Period shall lapse, in such manner and on such date or dates or upon such event or events as determined by the Committee; provided, however, that, notwithstanding any such dates or events, the Committee may, in its sole discretion, accelerate the vesting of any Restricted Stock or Restricted Stock Unit or the lapsing of any applicable Restricted Period at any time and for any reason.

(ii) Unless otherwise provided by the Committee, whether in an Award Agreement or otherwise, in the event of a Participant’s Termination for any reason prior to the time that such Participant’s Restricted Stock or Restricted Stock Units, as applicable, have vested, (A) all vesting with respect to such Participant’s Restricted Stock or Restricted Stock Units, as applicable, shall cease and (B)

unvested shares of Restricted Stock and unvested Restricted Stock Units, as applicable, shall be forfeited to the Company by the Participant for no consideration as of the date of such Termination.

(d) Issuance of Restricted Stock and Settlement of Restricted Stock Units.

(i) Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall issue to the Participant, or the Participant’s beneficiary, without charge, the stock certificate (or, if applicable, a notice evidencing a book-entry notation) evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (rounded down to the nearest full share). Dividends, if any, that may have been withheld by the Committee and attributable to any particular share of Restricted Stock shall be distributed to the Participant in cash or, in the solo discretion of the Committee, in shares of Common Stock having a Fair Market Value (on the date of distribution) equal to the amount of such dividends, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends.

(ii) Unless otherwise provided by the Committee in an Award Agreement or otherwise, upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, the Company shall issue to the Participant or the Participant’s beneficiary, without charge, one (1) share of Common Stock (or other securities or other property, as applicable) for each such outstanding Restricted Stock Unit; provided, however, that the Committee may, in its sole discretion, elect to (A) pay cash or part cash and part shares of Common Stock in lieu of issuing only shares of Common Stock in respect of such Restricted Stock Units; or (B) defer the issuance of shares of Common Stock (or cash or part cash and part shares of Common Stock, as the case may be) beyond the expiration of the Restricted Period if such extension would not cause adverse tax consequences under Section 409A of the Code. If a cash payment is made in lieu of issuing shares of Common Stock in respect of such Restricted Stock Units, the amount of such payment shall be equal to the Fair Market Value per share of the Common Stock as of the date on which the Restricted Period lapsed with respect to such Restricted Stock Units. To the extent provided in an Award Agreement, the holder of outstanding Restricted Stock Units shall be entitled to be credited with dividend equivalent payments (upon the payment by the Company of dividends on shares of Common Stock) either in cash or, in the sole discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends (and interest may, in the sole discretion of the Committee, be credited on the amount of cash dividend equivalents at a rate and subject to such terms as determined by the Committee), which accumulated dividend equivalents (and interest thereon, if applicable) shall be payable at the same time as the underlying Restricted Stock Units are settled following the date on which the Restricted Period lapses with respect to such Restricted Stock Units, and, if such Restricted Stock Units are forfeited, the Participant shall have no right to such dividend equivalent payments (or interest thereon, if applicable).

(e) Legends on Restricted Stock. Each certificate, if any, or book entry representing Restricted Stock awarded under the Plan, if any, shall bear a legend or book entry notation substantially in the form of the following, in addition to any other information the Company deems appropriate, until the lapse of all restrictions with respect to such shares of Common Stock:

TRANSFER OF THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY IS RESTRICTED PURSUANT TO THE TERMS OF THE 2016 US FOODS HOLDING CORP. OMNIBUS INCENTIVE PLAN AND A RESTRICTED STOCK AWARD AGREEMENT BETWEEN US FOODS HOLDING CORP. AND PARTICIPANT. A COPY OF SUCH PLAN AND AWARD AGREEMENT IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF US FOODS HOLDING CORP.

10. Other Equity-Based Awards and Other Cash-Based Awards. The Committee may grant Other Equity-Based Awards and Other Cash-Based Awards under the Plan to Eligible Persons, alone or in tandem with other Awards, in such amounts and dependent on such conditions as the Committee shall from time to time in its sole discretion determine. Each Other Equity-Based Award granted under the Plan shall be evidenced by an Award Agreement and each Other Cash-Based Award granted under the Plan shall be evidenced in such form as the Committee may determine from time to time. Each Other Equity-Based Award or Other Cash-Based Award, as applicable, so granted shall be subject to such conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement or other form evidencing such Award, including, without limitation, those set forth in Section 14(c) of the Plan.

11. Performance Compensation Awards.

(a) General. The Committee shall have the authority, at or before the time of grant of any Award, to designate such Award as a Performance Compensation Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code. Notwithstanding anything in the Plan to the contrary, if the Company determines that a Participant who has been granted an Award designated as a Performance Compensation Award is not (or is no longer) a “covered employee” (within the meaning of Section 162(m) of the Code), the terms and conditions of” such Award may be modified without regard to any restrictions or limitations set forth in this Section 11 (but subject otherwise to the provisions of Section 13 of the Plan).

(b) Discretion of Committee with Respect to Performance Compensation Awards. With regard to a particular Performance Period, the Committee shall have sole discretion to select the length of such Performance Period, the type(s) of Performance Compensation Awards to be issued, the Performance Criteria that will be used to establish the Performance Goal(s), the kind(s) and/or level(s) of the Performance Goal(s) that is (are) to apply and the Performance Formula(e). Within the first ninety (90) days of a

Performance Period (or, within any other maximum period allowed under Section 162(m) of the Code), the Committee shall, with regard to the Performance Compensation Awards to be issued for such Performance Period, exercise its discretion with respect to each of the matters enumerated in the immediately preceding sentence and record the same in writing.

(c) Performance Criteria. The Performance Criteria that will be used to establish the Performance Goal(s) may be based on the attainment of specific levels of performance of the Company (and/or one or more members of the Company Group, divisions or operational and/or business units, product lines, brands, business segments, administrative departments, or any combination of the foregoing) and shall be limited to the following, which may be determined in accordance with GAAP or on a non-GAAP basis: (i) net earnings, net income (before or after taxes), or consolidated net income; (ii) basic or diluted earnings per share (before or after taxes); (iii) net revenue or net revenue growth; (iv) gross revenue or gross revenue growth, gross profit or gross profit growth; (v) net operating profit (before or after taxes); (vi) return measures (including, but not limited to, return on investment, assets, capital, employed capital, invested capital, equity, or sales); (vii) cash flow measures (including, but not limited to, operating cash flow, free cash flow, or cash flow return on capital), which may but are not required to be measured on a per share basis; (viii) actual or adjusted earnings before or after interest, taxes, depreciation, and/or amortization (including EBIT and EBITDA); (ix) gross or net operating margins; (x) productivity ratios; (xi) share price (including, but not limited to, growth measures and total stockholder return); (xii) expense targets or cost reduction goals, general and administrative expense savings; (xiii) operating efficiency; (xiv) objective measures of customer/client satisfaction: (xv) working capital targets; (xvi) measures of economic value added or other ‘value creation’ metrics; (xvii) enterprise value; (xviii) sales; (xix) stockholder return; (xx) customer/client retention; (xxi) competitive market metrics; (xxii) employee retention; (xxiii) objective measures of personal targets, goals, or completion of projects (including, but not limited to, succession and hiring projects, completion of specific acquisitions, dispositions, reorganizations, or other corporate transactions or capital-raising transactions, expansions of specific business operations, and meeting divisional or project budgets); (xxiv) comparisons of continuing operations to other operations; (xxv) market share; (xxvi) cost of capital, debt leverage year-end cash position or book value; (xxvii) strategic objectives; (xxviii) debt reduction; or (xxix) any combination of the foregoing. Any one or more of the Performance Criteria may be stated as a percentage of another Performance Criteria, or used on an absolute or relative basis to measure the performance of the Company and/or one or more members of the Company Group as a whole or any divisions or operational and/or business units, product lines, brands, business segments, or administrative departments of the Company and/or one or more members of the Company Group or any combination thereof; as the Committee may deem appropriate, or any of the above Performance Criteria may be compared to the performance of a selected group of comparison companies, or a published or special index that the Committee, in its sole discretion, deems appropriate, or as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of Performance Goals pursuant to the Performance Criteria specified in this paragraph. To the extent required under Section 162(m) of the Code, the

Committee shall, within the first ninety (90) days of a Performance Period (or, within any other maximum period allowed under Section 162(m) of the Code), define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period.

(d) Modification of Performance Goal(s). In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Criteria without obtaining stockholder approval of such alterations, the Committee shall have sole discretion to make such alterations without obtaining stockholder approval. Unless otherwise determined by the Committee at the time a Performance Compensation Award is granted, the Committee shall, during the first ninety (90) days of a Performance Period (or, within any other maximum period allowed under Section 162(m) of the Code), or at any time thereafter to the extent the exercise of such authority at such time would not cause the Performance Compensation Awards granted to any Participant for such Performance Period to fail to qualify as “performance-based compensation” under Section 162(m) of the Code, specify adjustments or modifications to be made to the calculation of a Performance Goal for such Performance Period, based on and in order to appropriately reflect the following events: (i) asset write-downs; (ii) litigation or claim judgments or settlements; (iii) the effect of changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results; (iv) any reorganization and restructuring programs; (v) acquisitions or divestitures; (vi) any other specific, unusual, or nonrecurring events, or objectively determinable category thereof; (vii) foreign exchange gains and losses; (viii) discontinued operations and nonrecurring charges; and (ix) a change in the Company’s fiscal year.

(e) Payment of Performance Compensation Awards.

(i) Condition to Receipt of Payment. Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company on the last day of a Performance Period to be eligible for payment in respect of a Performance Compensation Award for such Performance Period.

(ii) Limitation. Unless otherwise provided in the applicable Award Agreement, a Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that: (A) the Performance Goals for such period are achieved; and (B) all or some portion of such Participant’s Performance Compensation Award has been earned for the Performance Period based on the application of the Performance Formula to such achieved Performance Goals.

(iii) Certification. Following the completion of a Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, calculate and certify in writing that amount of the Performance Compensation Awards earned for the period based upon the Performance Formula. The Committee shall then determine the amount of each Participant’s Performance Compensation Award actually payable for the Performance Period and, in so doing, may apply Negative Discretion.

(iv) Use of Negative Discretion. In determining the actual amount of an individual Participant’s Performance Compensation Award for a Performance Period, the Committee may reduce or eliminate the amount of the Performance Compensation Award earned under the Performance Formula in the Performance Period through the use of Negative Discretion. Unless otherwise provided in the applicable Award Agreement, the Committee shall not have the discretion to: (A) grant or provide payment in respect of Performance Compensation Awards for a Performance Period if the Performance Goals for such Performance Period have not been attained; or (B) increase a Performance Compensation Award above the applicable limitations set forth in Section 5 of the Plan.

(f) Timing of Award Payments. Unless otherwise provided in the applicable Award Agreement, Performance Compensation Awards granted for a Performance Period shall be paid to Participants as soon as administratively practicable following completion of the certifications required by this Section 11. Any Performance Compensation Award that has been deferred shall not (between the date as of which the Award is deferred and the payment date) increase (i) with respect to a Performance Compensation Award that is payable in cash, by a measuring factor for each fiscal year greater than a reasonable rate of interest set by the Committee or (ii) with respect to a Performance Compensation Award that is payable in shares of Common Stock, by an amount greater than the appreciation of a share of Common Stock from the date such Award is deferred to the payment date. Any Performance Compensation Award that is deferred and is otherwise payable in shares of Common Stock shall be credited (during the period between the date as of” which the Award is deferred and the payment date) with dividend equivalents (in a manner consistent with the methodology set forth in the last sentence of Section 9(d)(ii) of the Plan).

12. Changes in Capital Structure and Similar Events. Notwithstanding any other provision in this Plan to the contrary, the following provisions shall apply to all Awards granted hereunder (other than Other Cash-Based Awards):

(a) General. In the event of (i) any dividend (other than regular cash dividends) or other distribution (whether in the form of cash, shares of Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, split-off, spin-off, combination, repurchase, or exchange of shares of Common Stock or other securities of the Company, issuance of warrants or other rights to acquire shares of Common Stock or other securities of the Company, or other similar corporate transaction or event that affects the shares of Common Stock (including a Change in Control), or (ii) unusual or nonrecurring events affecting the Company, including changes in applicable rules, rulings, regulations, or other requirements, that the Committee determines, in its sole discretion, could result in substantial dilution or enlargement of the rights intended to be granted to, or available for, Participants (any event in (i) or (ii), an “Adjustment Event”), the Committee shall, in respect of any such Adjustment Event, make such proportionate substitution or adjustment, if any, as it deems equitable, to any or all of (A) the Absolute Share Limit, or any other limit applicable under the Plan with respect to the number of Awards which may be granted hereunder, (B) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or other property) which may be issued in respect of Awards or with respect to which Awards may be granted under the Plan or any Sub-Plan, and (C) the terms of any outstanding Award, including, without limitation, (I) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or other property) subject to outstanding Awards or to which outstanding Awards relate, (II) the Exercise Price or Strike Price with respect to any Award, or (III) any applicable performance measures (including, without limitation, Performance Criteria and Performance Goals); provided, that in the case of any “equity restructuring” (within the meaning of the Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor pronouncement thereto)), the Committee shall make an equitable or proportionate adjustment to outstanding Awards to reflect such equity restructuring. Any adjustment under this Section 12 shall be conclusive and binding for all purposes.

(b) Adjustment Events. Without limiting the foregoing, except as may otherwise be provided in an Award Agreement, in connection with any Adjustment Event, the Committee may, in its sole discretion, provide for any one or more of the following:

(i) substitution or assumption of Awards (or awards of an acquiring company), acceleration of the exercisability of, lapse of restrictions on, or termination of, Awards, or a period of time (which shall not be required to be more than ten (10) days) for Participants to exercise outstanding Awards prior to the occurrence of such event (and any such Award not so exercised shall terminate upon the occurrence of such event); and

(ii) subject to any limitations or reductions as may be necessary to comply with Section 409A of the Code, cancellation of any one or more outstanding Awards and payment to the holders of such Awards that are vested as of such cancellation (including, without limitation, any Awards that would vest as a result of the occurrence of such event but for such cancellation or for which vesting is accelerated by the Committee in connection with such event), the value of such Awards, if any, as determined by the Committee (which value, if applicable, may be based upon the price per share of Common Stock received or to be received by other stockholders of the Company in such event), including, without limitation, in the case of an outstanding Option or SAR, a cash payment in an amount equal to the excess, if any, of the Fair Market Value (as of a date specified by the Committee) of the shares of Common Stock subject to such Option or SAR over the aggregate Exercise Price or Strike Price of such Option or SAR (it being understood that, in such event, any Option or SAR having a per share Exercise Price or Strike Price equal to, or in excess of, the Fair Market Value of a share of Common Stock subject thereto may be canceled and terminated without any payment or consideration therefor), or, in the case of Restricted Stock, Restricted Stock Units, or Other Equity-Based Awards that are not vested as of such cancellation, a cash payment or equity subject to deferred vesting and delivery consistent with the vesting restrictions applicable to such Restricted Stock, Restricted Stock Units, or Other Equity-Based Awards prior to cancellation, or the underlying shares in respect thereof.

Payments to holders pursuant to clause (ii) above shall be made in cash or, in the sole discretion of the Committee, in the form of such other consideration necessary for a Participant to receive property, cash, or securities (or combination thereof) as such Participant would have been entitled to receive upon the occurrence of the transaction if the Participant had been, immediately prior to such transaction, the holder of the number of shares of Common Stock covered by the Award at such time (less any applicable Exercise Price or Strike Price).

(c) Other Requirements. Prior to any payment or adjustment contemplated under this Section 12, the Committee may require a Participant to

(i) represent and warrant as to the unencumbered title to the Participant’s Awards, (ii) bear such Participant’s pro rata share of any post-closing indemnity obligations, and be subject to the same post-closing purchase price adjustments, escrow terms, offset rights, holdback terms, and similar conditions as the other holders of Common Stock, subject to any limitations or reductions as may be necessary to comply with Section 409A of the Code, and (iii) deliver customary transfer documentation as reasonably determined by the Committee.

13. Amendments and Termination.

(a) Amendment and Termination of the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided, that no such amendment, alteration, suspension, discontinuance, or termination shall be made without stockholder approval if: (i) such approval is necessary to comply with any regulatory requirement applicable to the Plan (including, without limitation, as necessary to comply with any rules or regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company may be listed or quoted) or for changes in GAAP to new accounting standards; (ii) it would materially increase the number of securities which may be issued under the Plan (except for increases pursuant to Section 5 or 12 of the Plan) or (iii) it would materially modify the requirements for participation in the Plan; provided, further, that any such amendment, alteration, suspension, discontinuance, or termination that would materially and adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder, or beneficiary. Notwithstanding the foregoing, no amendment shall be made to the last proviso of Section 13(b) of the Plan without stockholder approval.

(b) Amendment of Award Agreements. The Committee may, to the extent consistent with the terms of any applicable Award Agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel, or terminate, any Award theretofore granted or the associated Award Agreement, prospectively or retroactively (including after a Participant’s Termination); provided, that, other than pursuant to Section 12, any such waiver, amendment, alteration, suspension, discontinuance, cancellation, or termination that would materially and adversely affect the rights of any Participant with respect to any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant; provided, further, that without stockholder approval, except as otherwise permitted under Section 12 of the Plan, (i) no amendment or modification may reduce the Exercise Price of any Option or the Strike Price of any SAR; (ii) the Committee may not cancel any outstanding Option or SAR and replace it with a new Option or SAR (with a lower Exercise Price or Strike Price, as the case may be) or other Award or cash payment that is greater than the intrinsic value (if any) of the cancelled Option or SAR; and (iii) the Committee may not take any other action which is considered a “repricing” for purposes of the stockholder approval rules of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or quoted.

14. General.

(a) Award Agreements. Each Award (other than an Other Cash-Based Award) under the Plan shall be evidenced by an Award Agreement, which shall be delivered to the Participant to whom such Award was granted and shall specify the terms and conditions of the Award and any rules applicable thereto, including, without limitation, the effect on such Award of the death, Disability, or Termination of a Participant, or of such other events as may be determined by the Committee. For purposes of the Plan, an Award Agreement may be in any such form (written or electronic) as determined by the Committee (including, without limitation, a Board or Committee resolution, an employment agreement, a notice, a certificate, or a letter) evidencing the Award. The Committee need not require an Award Agreement to be signed by the Participant or a duly authorized representative of the Company.

(b) Nontransferability.

(i) Each Award shall be exercisable only by such Participant to whom such Award was granted during the Participant’s lifetime, or, if permissible under applicable law, by the Participant’s legal guardian or representative. No Award may be assigned, alienated, pledged, attached, sold, or otherwise transferred or encumbered by a Participant (unless such transfer is specifically required pursuant to a domestic relations order or by applicable law) other than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer, or encumbrance shall be void and unenforceable against the Company or any other member of the Company Group; provided, that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer, or encumbrance.

(ii) Notwithstanding the foregoing, the Committee may, in its sole discretion, permit Awards (other than Incentive Stock Options) to be transferred by a Participant, without consideration, subject to such rules as the Committee may adopt consistent with any applicable Award Agreement to preserve the purposes of the Plan, to: (A) any person who is a “family member” of the Participant, as such term is used in the instructions to Form S-8 under the

Securities Act or any successor form of registration statement promulgated by the Securities and Exchange Commission (collectively, the “Immediate Family Members”); (B) a trust solely for the benefit of the Participant and the Participant’s Immediate Family Members; (C) a partnership or limited liability company whose only partners or stockholders are the Participant and the Participant’s Immediate Family Members; or (D) a beneficiary to whom donations are eligible to be treated as “charitable contributions” for federal income tax purposes (each transferee described in clauses (A), (B), (C), and (D) above is hereinafter referred to as a “Permitted Transferee”); provided, that the Participant gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Participant in writing that such a transfer would comply with the requirements of the Plan.

(iii) The terms of any Award transferred in accordance with clause (ii) above shall apply to the Permitted Transferee and any reference in the Plan, or in any applicable Award Agreement, to a Participant shall be deemed to refer to the Permitted Transferee, except that: (A) Permitted Transferees shall not be entitled to transfer any Award, other than by will or the laws of descent and distribution; (B) Permitted Transferees shall not be entitled to exercise any transferred Option unless there shall be in effect a registration statement on an appropriate form covering the shares of Common Stock to be acquired pursuant to the exercise of such Option if the Committee determines, consistent with any applicable Award Agreement, that such a registration statement is necessary or appropriate; (C) neither the Committee nor the Company shall be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Participant under the Plan or otherwise; and (D) the consequences of a Participant’s Termination under the terms of the Plan and the applicable Award Agreement shall continue to be applied with respect to the Participant, including, without limitation, that an Option shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in the Plan and the applicable Award Agreement.

(c) Dividends and Dividend Equivalents. The Committee may, in its sole discretion, provide a Participant as part of an Award with dividends, dividend equivalents, or similar payments in respect of Awards, payable in cash, shares of Common Stock, other securities, other Awards, or other property, on a current or deferred basis, on such terms and conditions as may be determined by the Committee in its sole discretion, including, without limitation, payment directly to the Participant, withholding of such amounts by the Company subject to vesting of the Award, or reinvestment in additional shares of Common Stock, Restricted Stock, or other Awards; provided, that no dividends, dividend equivalents, or other similar payments shall be payable in respect of outstanding (i) Options or SARs or (ii) unearned Performance Compensation Awards or other unearned Awards subject to performance conditions (other than, or in addition to, the passage of time) (although dividends, dividend equivalents, or other similar payments may be accumulated in respect of unearned Awards and paid within fifteen (15) days after such Awards are earned and become payable or distributable).

(d) Tax Withholding.

(i) A Participant shall be required to pay to the Service Recipient or any other member of the Company Group, and the Service Recipient or any other member of the Company Group shall have the right and is hereby authorized to withhold, from any cash, shares of Common Stock, other securities, or other property issuable or deliverable under any Award or from any compensation or other amounts owing to a Participant, the amount (in cash, shares of Common Stock, other securities, or other property) of any required withholding or any other applicable taxes in respect of an Award, its exercise, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Committee or the Company to satisfy all obligations for the payment of such withholding or any other applicable taxes.

(ii) Without limiting the generality of clause (i) above, the Committee may (but is not obligated to), in its sole discretion, permit a Participant to satisfy, in whole or in part, the foregoing withholding liability by (A) the delivery of shares of Common Stock (which are not subject to any pledge or other security interest) that have been held by the Participant for at least six months (or such other period as established from time to time by the Committee in order to avoid adverse accounting treatment applying GAAP) having a Fair Market Value equal to such withholding liability or (B) having the Company withhold from the number of shares of Common Stock otherwise issuable or deliverable pursuant to the exercise or settlement of the Award a number of shares with a Fair Market Value equal to such withholding liability, provided that with respect to shares withheld pursuant to clause (B), the number of such shares may not have a Fair Market Value greater than the minimum required statutory withholding liability unless determined by the Committee not to result in adverse accounting consequences.

(e) Data Protection. By participating in the Plan or accepting any rights granted under it, each Participant consents to the collection and processing of personal data relating to the Participant so that the Company and its Affiliates can fulfill their obligations and exercise their rights under the Plan and generally administer and manage the Plan. This data will include, but may not be limited to, data about participation in the Plan and shares offered or received, purchased, or sold under the Plan from time to time and other appropriate financial and other data (such as the date on which the Awards were granted) about the Participant and the Participant’s participation in the Plan.

(f) No Claim to Awards; No Rights to Continued Employment; Waiver. No employee of the Company or any other member of the Company Group, or other Person, shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. There is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company or any other member of the Company Group, nor shall it be construed as giving any Participant any rights to continued service on the Board. The Company or any other member of the Company Group may at any time dismiss a Participant from employment or discontinue any consulting relationship, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or any Award Agreement. By accepting an Award under the Plan, a Participant shall thereby be deemed to have waived any claim to continued exercise or vesting of an Award or to damages or severance entitlement related to non-continuation of the Award beyond the period provided under the Plan or any Award Agreement, except to the extent of any provision to the contrary in any written employment contract or other agreement between the Company and/or any member of the Company Group and the Participant, whether any such agreement is executed before, on, or after the Date of Grant.

(g) International Participants. With respect to Participants who reside or work outside of the United States of America and who are not (and who are not expected to be) “covered employees” within the meaning of Section 162(m) of the Code, the Committee may, in its sole discretion, amend the terms of the Plan and create or amend Sub-Plans or amend outstanding Awards with respect to such Participants in order to conform such terms with the requirements of local law or to obtain more favorable tax or other treatment for a Participant or any member of the Company Group.

(h) Designation and Change of Beneficiary. Each Participant may file with the Committee a written designation of one or more Persons as the beneficiary(ies) who shall be entitled to receive the amounts payable with respect to an Award, if any, due under the Plan upon the Participant’s death. A Participant may, from time to time, revoke or change the Participant’s beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant’s death, and in no event shall it be effective as of a date prior to such receipt. If no beneficiary designation is filed by a Participant, the beneficiary shall be deemed to be the Participant’s spouse or. if the Participant is unmarried at the time of death, the Participant’s estate.

(i) Termination. Except as otherwise provided in an Award Agreement, unless determined otherwise by the Committee at any point following such event: (i) neither a temporary absence from employment or service due to illness, vacation, or leave of absence (including, without limitation, a call to active duty for military service through a Reserve or National Guard unit) nor a transfer from employment or service with one Service Recipient to employment or service with another Service Recipient (or vice-versa) shall be considered a Termination; and (ii) if a Participant undergoes a Termination, but such Participant continues to provide services to the Company Group in a non-employee capacity, such change in status shall not be considered a Termination for purposes of the Plan. Further, unless otherwise determined by the Committee, in the event that any Service Recipient ceases to be a member of the Company Group (by reason of sale, divestiture, spin-off, or other similar transaction), unless a Participant’s employment or service is transferred to another entity that would constitute a Service Recipient immediately following such transaction, such Participant shall be deemed to have suffered a Termination hereunder as of the date of the consummation of such transaction.

(j) No Rights as a Stockholder. Except as otherwise specifically provided in the Plan or any Award Agreement, no Person shall be entitled to the privileges of ownership in respect of shares of Common Stock which are subject to Awards hereunder until such shares have been issued or delivered to such Person.

(k) Government and Other Regulations.

(i) The obligation of the Company to settle Awards in shares of Common Stock or other consideration shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any shares of Common Stock pursuant to an Award unless such shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel (if the Company has requested such an opinion), satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption there from and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale under the Securities Act any of the shares of Common Stock to be offered or sold under the Plan. The Committee shall have the authority to provide that all shares of Common Stock or other securities of the Company or any other member of the Company Group issued under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan, the applicable Award Agreement, the Federal securities laws, the rules, regulations, and other requirements of the Securities and Exchange Commission and any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or quoted, and any other applicable Federal, state, local, or non-U.S. laws, rules, regulations, and other requirements, and, without limiting the generality of Section 9 of the Plan, the Committee may cause a legend or legends to be put on certificates representing shares of Common Stock or other securities of the Company or any other member of the Company Group issued under the Plan to make appropriate reference to such restrictions or may cause such Common Stock or other securities of the Company or any other member of the Company Group issued under the Plan in book-entry form to be held subject to the Company’s instructions or subject to appropriate stop-transfer orders. Notwithstanding any provision in the Plan to the contrary, the Committee reserves the right to add any additional terms or provisions to any Award granted under the Plan that the Committee, in its sole discretion, deems necessary or advisable in order that such Award complies with the legal requirements of any governmental entity to whose jurisdiction the Award is subject.

(ii) The Committee may cancel an Award or any portion thereof if it determines, in its sole discretion, that legal or contractual restrictions and/or blockage and/or other market considerations would make the Company’s acquisition of shares of Common Stock from the public markets, the Company’s issuance of Common Stock to the Participant, the Participant’s acquisition of Common Stock from the Company, and/or the Participant’s sale of Common Stock to the public markets, illegal, impracticable, or inadvisable. If the Committee determines to cancel all or any portion of an Award in accordance with the foregoing, the Company shall, subject to any limitations or reductions as may be necessary to comply with Section 409A of the Code, (A) pay to the Participant an amount equal to the excess of (I) the aggregate Fair Market Value of the shares of Common Stock subject to such Award or portion thereof canceled (determined as of the applicable exercise date, or the date that the shares would have been vested or issued, as applicable), over (II) the aggregate Exercise Price or Strike Price (in the case of an Option or SAR, respectively) or any amount payable as a condition of issuance of shares of Common Stock (in the case of any other Award). Such amount shall be delivered to the Participant as soon as practicable following the cancellation of such Award or portion thereof, or (B) in the case of Restricted Stock, Restricted Stock Units, or Other Equity-Based Awards, provide the Participant with a cash payment or equity subject to deferred vesting and delivery consistent with the vesting restrictions applicable to such Restricted Stock, Restricted Stock Units, or Other Equity-Based Awards, or the underlying shares in respect thereof.

(l) No Section 83(b) Elections Without Consent of Company. No election under Section 83(b) of the Code or under a similar provision of law may be made unless expressly permitted by the terms of the applicable Award Agreement or by action of the Committee in writing prior to the making of such election. If a Participant, in connection with the acquisition of shares of Common Stock under the Plan or otherwise, is expressly permitted to make such election and the Participant makes the election, the Participant shall notify the Company of such election within ten (10) days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to Section 83(b) of the Code or other applicable provision.

(m) Payments to Persons Other Than Participants. If the Committee shall find that any Person to whom any amount is payable under the Plan is unable to care for the Participant’s affairs because of illness or accident, or is a minor, or has died, then any payment due to such Person or the Participant’s estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to the Participant’s spouse, child, relative, an institution maintaining or having custody of such Person, or any other Person deemed by the Committee to be a proper recipient on behalf of such Person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

(n) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of equity-based awards otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

(o) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any other member of the Company Group, on the one hand, and a Participant or other Person, on the other hand. No provision of the Plan or any Award shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company be obligated to maintain separate bank accounts, books, records, or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other service providers under general law.

(p) Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in acting or failing to act, as the case may be, and shall not be liable for having so acted or failed to act in good faith, in reliance upon any report made by the independent public accountant of the Company or any other member of the Company Group and/or any other information furnished in connection with the Plan by any agent of the Company or the Committee or the Board, other than himself or herself.

(q) Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance, or other benefit plan of the Company except as otherwise specifically provided in such other plan or as required by applicable law.

(r) Governing Law. The Plan shall be governed by and construed in accordance with the internal laws of the State of Delaware applicable to contracts made and performed wholly within the State of Delaware, without giving effect to the conflict of laws provisions thereof. EACH PARTICIPANT WHO ACCEPTS AN AWARD IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY SUIT, ACTION, OR OTHER PROCEEDING INSTITUTED BY OR AGAINST SUCH PARTICIPANT IN RESPECT OF THE PARTICIPANT’S RIGHTS OR OBLIGATIONS HEREUNDER

(s) Severability. If any provision of the Plan or any Award or Award Agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be construed or deemed stricken as to such jurisdiction, Person, or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

(t) Obligations Binding on Successors. The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation, or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company.

(u) Section 409A of the Code.

(i) Notwithstanding any provision of the Plan to the contrary, it is intended that the provisions of the Plan either comply with or are exempt from Section 409A of the Code, and all provisions of the Plan shall be construed and interpreted in a manner consistent with the requirements for avoiding taxes or penalties under Section 409A of the Code. Each Participant is solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on or in respect of such Participant in connection with the Plan (including any taxes and penalties under Section 409A of the Code), and neither the Service Recipient nor any other member of the Company Group shall have any obligation to indemnify or otherwise hold such Participant (or any beneficiary) harmless from any or all of such taxes or penalties. With respect to any Award that is considered “deferred compensation” subject to Section 409A of the Code, references in the Plan to “termination of employment” (and substantially similar phrases) shall mean “separation from service” within the meaning of Section 409A of the Code. For purposes of Section 409A of the Code, each of the payments that may be made in respect of any Award granted under the Plan is designated as a separate payment.

(ii) Notwithstanding anything in the Plan to the contrary, if a Participant is a “specified employee” within the meaning of Section 409A(a)(2)(B)(i) of the Code, no payments in respect of any Awards that are “deferred compensation” subject to Section 409A of the Code and which would otherwise be payable upon the Participant’s “separation from service” (as defined in Section 409A of the Code) shall be made to such Participant prior to the date that is six months after the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death. Following any applicable six month delay, all such delayed payments will be paid in a single lump sum on the earliest date permitted under Section 409A of the Code that is also a business day.

(iii) Unless otherwise provided by the Committee in an Award Agreement or otherwise, in the event that the timing of payments in respect of any Award (that would otherwise be considered “deferred compensation” subject to

Section 409A of the Code) would be accelerated upon the occurrence of (A) a Change in Control, no such acceleration shall be permitted unless the event giving rise to the Change in Control satisfies the definition of a change in the ownership or effective control of a corporation, or a change in the ownership of a substantial portion of the assets of a corporation pursuant to Section 409A of the Code or (B) a Disability, no such acceleration shall be permitted unless the Disability also satisfies the definition of “Disability” pursuant to Section 409A of the Code.

(v) Clawback/Repayment. All Awards shall be subject to reduction, cancellation, forfeiture, or recoupment to the extent necessary to comply with (A) any clawback, forfeiture, or other similar policy adopted by the Board or Committee and as in effect from time to time, and (B) applicable law. Further, to the extent that the Participant receives any amount in excess of the amount that the Participant should otherwise have received under the terms of the Award for any reason (including, without limitation, by reason of a financial restatement, mistake in calculations, or other administrative error), the Participant shall be required to repay any such excess amount to the Company.

(w) Detrimental Activity. Notwithstanding anything to the contrary contained herein, if a Participant has engaged in any Detrimental Activity, as determined by the Committee, the Committee may, in its sole discretion, provide for one or more of the following:

(i) cancellation of any or all of such Participant’s outstanding Awards; or

(ii) forfeiture by the Participant of any gain realized on the vesting or exercise of Awards, and repayment of any such gain promptly to the Company.

(x) Right of Offset. The Company will have the right to offset against its obligation to deliver shares of Common Stock (or other property or cash) under the Plan or any Award Agreement any outstanding amounts (including, without limitation, travel and entertainment or advance account balances, loans, repayment obligations under any Awards, or amounts repayable to the Company pursuant to tax equalization, housing, automobile, or other employee programs) that the Participant then owes to any member of the Company Group and any amounts the Committee otherwise deems appropriate pursuant to any tax equalization policy or agreement. Notwithstanding the foregoing, if an Award is “deferred compensation” subject to Section 409A of the Code, the Committee will have no right to offset against its obligation to deliver shares of Common Stock (or other property or cash) under the Plan or any Award Agreement if such offset could subject the Participant to the additional tax imposed under Section 409A of the Code in respect of an outstanding Award.

(y) Furnishing Information. A Participant will cooperate with the Committee by furnishing any and all information requested by the Committee and take such other actions as may be requested in order to facilitate the administration of the Plan and the payments of benefits hereunder, including but not limited to taking such physical examinations as the Committee may deem necessary when eligibility or entitlement to any compensation or benefit based on any matter relating to the Disability of the Participant is at issue.

(z) No Obligation to Exercise Awards; No Right to Notice of Expiration Date. The grant of an Award of an Option or Stock Appreciation Right will impose no obligation upon the Participant to exercise the Award. The Company, its Subsidiaries and the Committee have no obligation to inform a Participant of the date on which any Award lapses except in the Award Agreement.

(aa) No Constraint on Corporate Action. Nothing in this Plan shall be construed (a) to limit, impair or otherwise affect the Company’s right or power to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets or (b) to limit the right or power of the Company, or any Subsidiary to take any action which such entity deems to be necessary or appropriate.

(bb) Expenses; Titles and Headings. The expenses of administering the Plan shall be borne by the Company Group. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

OPTION GRANT NOTICE

UNDER THE

2016 US FOODS HOLDING CORP. OMNIBUS INCENTIVE PLAN

(Time-Based Vesting Non-Qualified Stock Option Award)

US Foods Holding Corp. (the “Company”), pursuant to the 2016 US Foods Holding Corp. Omnibus Incentive Plan (the “Plan”), hereby grants to the Participant set forth below the number of Options (each Option representing the right to purchase one share of Common Stock) set forth below, at an Exercise Price per share as set forth below. The Options are subject to all of the terms and conditions as set forth herein, in the Option Agreement (attached hereto or previously provided to the Participant in connection with a prior grant), and in the Plan, all of which are incorporated herein in their entirety. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Plan.

Participant:	[Insert Participant Name]
Date of Grant:	[Insert Grant Date]
Vesting Commencement Date:	[Insert Vesting Commencement Date]
Number of Options:	[Insert Number of Options]
Exercise Price:	[Insert Exercise Price]
Option Period Expiration Date:	[Insert Expiration Date]
Type of Option:	Non-qualified Stock Option
Vesting Schedule:	Provided that the Participant has not undergone a Termination at the time of each applicable vesting date (or event):

•    Twenty-five percent (25%) of the Options (rounded down to the nearest whole share underlying such Option) will vest and become exercisable on the first (1st) anniversary of the Vesting Commencement Date;

•    Twenty-five percent (25%) of the Options (rounded down to the nearest whole share underlying such Option) will vest and become exercisable on the second (2nd) anniversary of the Vesting Commencement Date;

•    Twenty-five percent (25%) of the Options (rounded down to the nearest whole share underlying such Option) will vest and become exercisable on the third (3rd) anniversary of the Vesting Commencement Date; and

•    The remaining unvested Options will vest and become exercisable on the fourth (4th) anniversary of the Vesting Commencement Date;

provided, however, that the Options shall fully vest and become exercisable in the following circumstances:

(i)     immediately prior to a Change in Control if the Options would not otherwise be continued, converted, assumed, or replaced by the Company, a member of the Company Group or a successor entity thereto, or such other treatment as determined by the Committee; or

(ii)    if the Participant undergoes a Termination by the Service Recipient without Cause or by such Participant for Good Reason within the eighteen (18)-month period immediately following a Change in Control in which the Options are continued, converted, assumed, or replaced by the Company, a member of the Company Group or a successor entity thereto.

*    *    *

THE UNDERSIGNED PARTICIPANT ACKNOWLEDGES RECEIPT OF THIS OPTION GRANT NOTICE, THE OPTION AGREEMENT AND THE PLAN, AND, AS AN EXPRESS CONDITION TO THE GRANT OF OPTIONS HEREUNDER, AGREES TO BE BOUND BY THE TERMS OF THIS OPTION GRANT NOTICE, THE OPTION AGREEMENT AND THE PLAN.

US FOODS HOLDING CORP.	PARTICIPANT[1]

By:
Title:

[1]	To the extent that the Company has established, either itself or through a third-party plan administrator, the ability to accept this award electronically, such acceptance shall constitute the Participant’s signature hereof.

OPTION AGREEMENT

UNDER THE

2016 US FOODS HOLDING CORP. OMNIBUS INCENTIVE PLAN

Pursuant to the Option Grant Notice (the “Grant Notice”) delivered to the Participant (as defined in the Grant Notice), and subject to the terms of this Option Agreement (this “Option Agreement”) and the 2016 US Foods Holding Corp. Omnibus Incentive Plan (the “Plan”), US Foods Holding Corp. (the “Company”) and the Participant agree as follows. Capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Plan.

1. Grant of Option. Subject to the terms and conditions set forth herein and in the Plan, the Company hereby grants to the Participant the number of Options provided in the Grant Notice (with each Option representing the right to purchase one share of Common Stock), at an Exercise Price per share as provided in the Grant Notice. The Company may make one or more additional grants of Options to the Participant under this Option Agreement by providing the Participant with a new Grant Notice, which may also include any terms and conditions differing from this Option Agreement to the extent provided therein. The Company reserves all rights with respect to the granting of additional Options hereunder and makes no implied promise to grant additional Options.

2. Vesting. Subject to the conditions contained herein and in the Plan, the Options shall vest as provided in the Grant Notice.

3. Exercise of Options Following Termination. The provisions of Section 7(c)(ii) of the Plan are incorporated herein by reference and made a part hereof.

4. Method of Exercising Options. The Options may be exercised by the delivery of notice of the number of Options that are being exercised accompanied by payment in full of the Exercise Price applicable to the Options so exercised. Such notice shall be delivered either (a) in writing to the Company at its principal office or at such other address as may be established by the Committee, to the attention of the Company Secretary; or (b) to a third-party plan administrator as may be arranged for by the Company or the Committee from time to time for purposes of the administration of outstanding Options under the Plan, in the case of either (a) or (b), as communicated to the Participant by the Company from time to time. Payment of the aggregate Exercise Price may be made using any of the methods described in Section 7(d)(i) or (ii) of the Plan; provided, that the Participant shall obtain written consent from the Committee prior to the use of the method described in Section 7(d)(ii)(A) of the Plan.

5. Issuance of Shares. Following the exercise of an Option hereunder, as promptly as practical after receipt of such notification and full payment of such Exercise Price and any required income or other tax withholding amount (as provided in Section 9 hereof), the Company shall issue or transfer, or cause such issue or transfer, to the Participant the number of shares with respect to which the Options have been so exercised, and shall either (a) deliver, or cause to be delivered, to the Participant a certificate or certificates therefor, registered in the Participant’s name or (b) cause such shares to be credited to the Participant’s account at the third-party plan administrator.

6. Company; Participant; Good Reason.

(a) The term “Company” as used in this Option Agreement with reference to employment shall include the Company and its Subsidiaries.

(b) Whenever the word “Participant” is used in any provision of this Option Agreement under circumstances where the provision should logically be construed to apply to the executors, the administrators, or the person or persons to whom the Options may be transferred by will or by the laws of descent and distribution, the word “Participant” shall be deemed to include such person or persons.

(c) The term “Good Reason” as used in the Grant Notice or in this Option Agreement shall, in the case of any Participant who is party to an agreement between the Participant and the Company that contains a definition of “Good Reason”, mean and refer to the definition set forth in such agreement, and in the case of any other Participant, “Good Reason” shall mean: (A) a material diminution in Participant’s base salary or annual bonus opportunity; (B) any material diminution in Participant’s authority, duties or responsibilities; or (C) the relocation of Participant’s principal work location by more than fifty (50) miles; provided that none of these events shall constitute Good Reason unless the Company fails to cure such event within thirty (30) days after receipt from Participant of written notice of the event which constitutes Good Reason; provided, further, that “Good Reason” shall cease to exist for an event on the sixtieth (60th) day following the later of its occurrence or Participant’s knowledge thereof, unless Participant has given the Company’s written notice thereof prior to such date. Notwithstanding anything herein to the contrary, for purposes of the last proviso of the immediately foregoing sentence, a series of related events shall be deemed to have occurred on the date upon which the last event in such series of related events has occurred.

7. Non-Transferability. The Options are not transferable by the Participant except to Permitted Transferees in accordance with Section 14(b) of the Plan. Except as otherwise provided herein, no assignment or transfer of the Options, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise, shall vest in the assignee or transferee any interest or right herein whatsoever, but immediately upon such assignment or transfer the Options shall terminate and become of no further effect.

8. Rights as Stockholder. The Participant or a Permitted Transferee of the Options shall have no rights as a stockholder with respect to any share of Common Stock covered by an Option until the Participant shall have become the holder of record or the beneficial owner of such Common Stock, and no adjustment shall be made for dividends or distributions or other rights in respect of such share of Common Stock for which the record date is prior to the date upon which the Participant shall become the holder of record or the beneficial owner thereof.

9. Tax Withholding. The provisions of Section 14(d)(i) of the Plan are incorporated herein by reference and made a part hereof. The Participant shall satisfy such Participant’s withholding liability referred to in Section 14(d)(i) of the Plan by having the Company withhold from the number of shares of Common Stock otherwise issuable or deliverable pursuant to the exercise or settlement of the Award a number of shares with a Fair Market Value equal to such withholding liability, provided that the number of such shares may not have a Fair Market Value greater than the minimum required statutory withholding liability unless determined by the Committee not to result in adverse accounting consequences.

10. Notice. Every notice or other communication relating to this Option Agreement between the Company and the Participant shall be in writing, and shall be mailed to or delivered to the party for whom it is intended at such address as may from time to time be designated by such party in a notice mailed or delivered to the other party as herein provided; provided that, unless and until some other address be so designated, all notices or communications by the Participant to the Company shall be mailed or delivered to the Company at its principal executive office, to the attention of the Company Secretary, and all notices or communications by the Company to the Participant may be given to the Participant personally or may be mailed to the Participant at the Participant’s last known address, as reflected in the Company’s records. Notwithstanding the above, all notices and communications between the Participant and any third-party plan administrator shall be mailed, delivered, transmitted or sent in accordance with the procedures established by such third-party plan administrator and communicated to the Participant from time to time.

11. No Right to Continued Service. This Option Agreement does not confer upon the Participant any right to continue as an employee or service provider to the Company.

12. Binding Effect. This Option Agreement shall be binding upon the heirs, executors, administrators and successors of the parties hereto.

13. Waiver and Amendments. Except as otherwise set forth in Section 13 of the Plan, any waiver, alteration, amendment or modification of any of the terms of this Option Agreement shall be valid only if made in writing and signed by the parties hereto; provided, however, that any such waiver, alteration, amendment or modification is consented to on the Company’s behalf by the Committee. No waiver by either of the parties hereto of their rights hereunder shall be deemed to constitute a waiver with respect to any subsequent occurrences or transactions hereunder unless such waiver specifically states that it is to be construed as a continuing waiver.

14. Clawback/Forfeiture. Notwithstanding anything to the contrary contained herein or in the Plan, if the Participant has engaged in or engages in any Detrimental Activity, then the Committee may, in its sole discretion, take actions permitted under the Plan, including: (i) cancel the Options, or (ii) require that the Participant forfeit any gain realized on the exercise of the Options or the disposition of any shares of Common Stock received upon exercise of the Options, and repay such gain to the Company. In addition, if the Participant receives any amount in excess of what the Participant should have received under the terms of this Option Agreement for any reason (including without limitation by reason of a financial restatement, mistake in calculations or other administrative error), then the Participant shall be required to repay any such excess amount to the Company. Without limiting the foregoing, all Options shall be subject to reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with applicable law.

15. Governing Law. This Option Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware, without regard to the principles of conflicts of law thereof. Notwithstanding anything contained in this Option Agreement, the Grant Notice or the Plan to the contrary, if any suit or claim is instituted by the Participant or the Company relating to this Option Agreement, the Grant Notice or the Plan, the Participant hereby submits to the exclusive jurisdiction of and venue in the courts of Delaware.

16. Plan. The terms and provisions of the Plan are incorporated herein by reference. In the event of a conflict or inconsistency between the terms and provisions of the Plan and the provisions of this Option Agreement, the Plan shall govern and control.

OPTION GRANT NOTICE

UNDER THE

2016 US FOODS HOLDING CORP. OMNIBUS INCENTIVE PLAN

(Time-Based Vesting Incentive Stock Option Award)

US Foods Holding Corp. (the “Company”), pursuant to the 2016 US Foods Holding Corp. Omnibus Incentive Plan (the “Plan”), hereby grants to the Participant set forth below the number of Options (each Option representing the right to purchase one share of Common Stock) set forth below, at an Exercise Price per share as set forth below. The Options are subject to all of the terms and conditions as set forth herein, in the Option Agreement (attached hereto or previously provided to the Participant in connection with a prior grant), and in the Plan, all of which are incorporated herein in their entirety. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Plan.

Participant:	[Insert Participant Name]
Date of Grant:	[Insert Grant Date]
Vesting Commencement Date:	[Insert Vesting Commencement Date]
Number of Options:	[Insert Number of Options]
Exercise Price:	[Insert Exercise Price]
Option Period Expiration Date:	[Insert Expiration Date]
Type of Option:	Incentive Stock Option
Vesting Schedule:

Provided that the Participant has not undergone a Termination at the time of each applicable vesting date (or event):

•    Twenty-five percent (25%) of the Options (rounded down to the nearest whole share underlying such Option) will vest and become exercisable on the first (1st) anniversary of the Vesting Commencement Date;

•    Twenty-five percent (25%) of the Options (rounded down to the nearest whole share underlying such Option) will vest and become exercisable on the second (2nd) anniversary of the Vesting Commencement Date;

•    Twenty-five percent (25%) of the Options (rounded down to the nearest whole share underlying such Option) will vest and become exercisable on the third (3rd) anniversary of the Vesting Commencement Date; and

•    The remaining unvested Options will vest and become exercisable on the fourth (4th) anniversary of the Vesting Commencement Date;

provided, however, that the Options shall fully vest and become exercisable in the following circumstances:

(i)     immediately prior to a Change in Control if the Options would not otherwise be continued, converted, assumed, or replaced by the Company, a member of the Company Group or a successor entity thereto, or such other treatment as determined by the Committee; or

(ii)    if the Participant undergoes a Termination by the Service Recipient without Cause or by such Participant for Good Reason within the eighteen (18)-month period immediately following a Change in Control in which the Options are continued, converted, assumed, or replaced by the Company, a member of the Company Group or a successor entity thereto.

*            *             *

THE UNDERSIGNED PARTICIPANT ACKNOWLEDGES RECEIPT OF THIS OPTION GRANT NOTICE, THE OPTION AGREEMENT AND THE PLAN, AND, AS AN EXPRESS CONDITION TO THE GRANT OF OPTIONS HEREUNDER, AGREES TO BE BOUND BY THE TERMS OF THIS OPTION GRANT NOTICE, THE OPTION AGREEMENT AND THE PLAN.

US FOODS HOLDING CORP.	PARTICIPANT[1]

By:
Title:

1	To the extent that the Company has established, either itself or through a third-party plan administrator, the ability to accept this award electronically, such acceptance shall constitute the Participant’s signature hereof.

OPTION AGREEMENT

UNDER THE

2016 US FOODS HOLDING CORP. OMNIBUS INCENTIVE PLAN

Pursuant to the Option Grant Notice (the “Grant Notice”) delivered to the Participant (as defined in the Grant Notice), and subject to the terms of this Option Agreement (this “Option Agreement”) and the 2016 US Foods Holding Corp. Omnibus Incentive Plan (the “Plan”), US Foods Holding Corp. (the “Company”) and the Participant agree as follows. Capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Plan.

1. Grant of Option. Subject to the terms and conditions set forth herein and in the Plan, the Company hereby grants to the Participant the number of Options provided in the Grant Notice (with each Option representing the right to purchase one share of Common Stock), at an Exercise Price per share as provided in the Grant Notice. It is intended that the Option evidenced by the Grant Notice and herein will be an Incentive Stock Option. The Company may make one or more additional grants of Options to the Participant under this Option Agreement by providing the Participant with a new Grant Notice, which may also include any terms and conditions differing from this Option Agreement to the extent provided therein. The Company reserves all rights with respect to the granting of additional Options hereunder and makes no implied promise to grant additional Options.

2. Vesting. Subject to the conditions contained herein and in the Plan, the Options shall vest as provided in the Grant Notice.

3. Exercise of Options Following Termination. The provisions of Section 7(c)(ii) of the Plan are incorporated herein by reference and made a part hereof.

4. Method of Exercising Options. The Options may be exercised by the delivery of notice of the number of Options that are being exercised accompanied by payment in full of the Exercise Price applicable to the Options so exercised. Such notice shall be delivered either (a) in writing to the Company at its principal office or at such other address as may be established by the Committee, to the attention of the Company Secretary; or (b) to a third-party plan administrator as may be arranged for by the Company or the Committee from time to time for purposes of the administration of outstanding Options under the Plan, in the case of either (a) or (b), as communicated to the Participant by the Company from time to time. Payment of the aggregate Exercise Price may be made using any of the methods described in Section 7(d)(i) or (ii) of the Plan; provided, that the Participant shall obtain written consent from the Committee prior to the use of the method described in Section 7(d)(ii)(A) of the Plan.

5. Issuance of Shares. Following the exercise of an Option hereunder, as promptly as practical after receipt of such notification and full payment of such Exercise Price and any required income or other tax withholding amount (as provided in Section 9 hereof), the Company shall issue or transfer, or cause such issue or transfer, to the Participant the number of shares with respect to which the Options have been so exercised, and shall either (a) deliver, or cause to be delivered, to the Participant a certificate or certificates therefor, registered in the Participant’s name or (b) cause such shares to be credited to the Participant’s account at the third-party plan administrator.

6. Company; Participant; Good Reason.

(a) The term “Company” as used in this Option Agreement with reference to employment shall include the Company and its Subsidiaries.

(b) Whenever the word “Participant” is used in any provision of this Option Agreement under circumstances where the provision should logically be construed to apply to the executors, the administrators, or the person or persons to whom the Options may be transferred by will or by the laws of descent and distribution, the word “Participant” shall be deemed to include such person or persons.

(c) The term “Good Reason” as used in the Grant Notice or in this Option Agreement shall, in the case of any Participant who is party to an agreement between the Participant and the Company that contains a definition of “Good Reason”, mean and refer to the definition set forth in such agreement, and in the case of any other Participant, “Good Reason” shall mean: (A) a material diminution in Participant’s base salary or annual bonus opportunity; (B) any material diminution in Participant’s authority, duties or responsibilities; or (C) the relocation of Participant’s principal work location by more than fifty (50) miles; provided that none of these events shall constitute Good Reason unless the Company fails to cure such event within thirty (30) days after receipt from Participant of written notice of the event which constitutes Good Reason; provided, further, that “Good Reason” shall cease to exist for an event on the sixtieth (60th) day following the later of its occurrence or Participant’s knowledge thereof, unless Participant has given the Company’s written notice thereof prior to such date. Notwithstanding anything herein to the contrary, for purposes of the last proviso of the immediately foregoing sentence, a series of related events shall be deemed to have occurred on the date upon which the last event in such series of related events has occurred.

7. Non-Transferability. The Options are not transferable by the Participant except to Permitted Transferees in accordance with Section 14(b) of the Plan. Except as otherwise provided herein, no assignment or transfer of the Options, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise, shall vest in the assignee or transferee any interest or right herein whatsoever, but immediately upon such assignment or transfer the Options shall terminate and become of no further effect.

8. Rights as Stockholder. The Participant or a Permitted Transferee of the Options shall have no rights as a stockholder with respect to any share of Common Stock covered by an Option until the Participant shall have become the holder of record or the beneficial owner of such Common Stock, and no adjustment shall be made for dividends or distributions or other rights in respect of such share of Common Stock for which the record date is prior to the date upon which the Participant shall become the holder of record or the beneficial owner thereof.

9. Tax Withholding. The provisions of Section 14(d)(i) of the Plan are incorporated herein by reference and made a part hereof. The Participant shall satisfy such Participant’s withholding liability referred to in Section 14(d)(i) of the Plan by having the Company withhold from the number of shares of Common Stock otherwise issuable or deliverable pursuant to the exercise or settlement of the Award a number of shares with a Fair Market Value equal to such withholding liability, provided that the number of such shares may not have a Fair Market Value greater than the minimum required statutory withholding liability unless determined by the Committee not to result in adverse accounting consequences.

10. Notice. Every notice or other communication relating to this Option Agreement between the Company and the Participant shall be in writing, and shall be mailed to or delivered to the party for whom it is intended at such address as may from time to time be designated by such party in a notice mailed or delivered to the other party as herein provided; provided that, unless and until some other address be so designated, all notices or communications by the Participant to the Company shall be mailed or delivered to the Company at its principal executive office, to the attention of the Company

Secretary, and all notices or communications by the Company to the Participant may be given to the Participant personally or may be mailed to the Participant at the Participant’s last known address, as reflected in the Company’s records. Notwithstanding the above, all notices and communications between the Participant and any third-party plan administrator shall be mailed, delivered, transmitted or sent in accordance with the procedures established by such third-party plan administrator and communicated to the Participant from time to time.

11. No Right to Continued Service. This Option Agreement does not confer upon the Participant any right to continue as an employee or service provider to the Company.

12. Binding Effect. This Option Agreement shall be binding upon the heirs, executors, administrators and successors of the parties hereto.

13. Waiver and Amendments. Except as otherwise set forth in Section 13 of the Plan, any waiver, alteration, amendment or modification of any of the terms of this Option Agreement shall be valid only if made in writing and signed by the parties hereto; provided, however, that any such waiver, alteration, amendment or modification is consented to on the Company’s behalf by the Committee. No waiver by either of the parties hereto of their rights hereunder shall be deemed to constitute a waiver with respect to any subsequent occurrences or transactions hereunder unless such waiver specifically states that it is to be construed as a continuing waiver.

14. Clawback/Forfeiture. Notwithstanding anything to the contrary contained herein or in the Plan, if the Participant has engaged in or engages in any Detrimental Activity, then the Committee may, in its sole discretion, take actions permitted under the Plan, including: (i) cancel the Options, or (ii) require that the Participant forfeit any gain realized on the exercise of the Options or the disposition of any shares of Common Stock received upon exercise of the Options, and repay such gain to the Company. In addition, if the Participant receives any amount in excess of what the Participant should have received under the terms of this Option Agreement for any reason (including without limitation by reason of a financial restatement, mistake in calculations or other administrative error), then the Participant shall be required to repay any such excess amount to the Company. Without limiting the foregoing, all Options shall be subject to reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with applicable law.

15. Incentive Stock Options. The Option granted hereby is intended to qualify as an Incentive Stock Option. Notwithstanding the foregoing, the Option will not qualify as an Incentive Stock Option, if, among other events, (a) the Participant disposes of the shares of Common Stock acquired upon exercise of this Option within two years from the Grant Date or one year after such shares of Common Stock were acquired pursuant to exercise of this Option; (b) except in the event of the Participant’s death or disability (as described in Section 3 above), the Participant is not employed by the Company at all times during the period beginning on Grant Date and ending on the day that is three (3) months before the date of exercise of any Option; or (c) to the extent the aggregate Fair Market Value of the shares of Common Stock subject to an Incentive Stock Options held by the Participant which become exercisable for the first time in any calendar year (under all plans of the Company) exceeds $100,000. To the extent that the Option does not qualify as an Incentive Stock Option, it shall not affect the validity of such Option and shall constitute a separate Nonqualified Stock Option. In the event that the Participant disposes of the shares of Common Stock acquired upon exercise of this Option within two years from the Grant Date or one year after such shares of Common Stock were acquired pursuant to exercise of this Option, the Participant must deliver to the Company, within seven (7) days following such disposition, a written notice specifying the date on which such shares of Common Stock were disposed of, the number of shares so disposed, and, if such disposition was by a sale or exchange, the amount of consideration received.

16. Governing Law. This Option Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware, without regard to the principles of conflicts of law thereof. Notwithstanding anything contained in this Option Agreement, the Grant Notice or the Plan to the contrary, if any suit or claim is instituted by the Participant or the Company relating to this Option Agreement, the Grant Notice or the Plan, the Participant hereby submits to the exclusive jurisdiction of and venue in the courts of Delaware.

17. Plan. The terms and provisions of the Plan are incorporated herein by reference. In the event of a conflict or inconsistency between the terms and provisions of the Plan and the provisions of this Option Agreement, the Plan shall govern and control.

OPTION GRANT NOTICE

UNDER THE

2016 US FOODS HOLDING CORP. OMNIBUS INCENTIVE PLAN

(Performance Stock Option)

US Foods Holding Corp. (the “Company”), pursuant to the 2016 US Foods Holding Corp. Omnibus Incentive Plan (the “Plan”), hereby grants to the Participant set forth below the number of Options (each Option representing the right to purchase one share of Common Stock) set forth below, at an Exercise Price per share as set forth below. The Options are subject to all of the terms and conditions as set forth herein, in the Option Agreement (attached hereto or previously provided to the Participant in connection with a prior grant), and in the Plan, all of which are incorporated herein in their entirety. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Plan.

Participant:	[Insert Participant Name]
Date of Grant:	[Insert Grant Date]
Vesting Commencement Date:	[Insert Vesting Commencement Date]
Number of Options:	[Insert Number of Options]
Exercise Price:	[Insert Exercise Price]
Option Period Expiration Date:	[Insert Expiration Date]
Type of Option:	[Performance Non-qualified Stock Option
Vesting Schedule:

[Provided that the Participant has not undergone a Termination, the Options shall vest based on the achievement of those certain performance goals set forth in Exhibit A to the Option Agreement as determined as of the Performance Measurement Date and in accordance with the following schedule:

•    Twenty-five percent (25%) of the Options (rounded down to the nearest whole share underlying such Option) will vest and become exercisable on the first (1st) anniversary of the Vesting Commencement Date;

•    Twenty-five percent (25%) of the Options (rounded down to the nearest whole share underlying such Option) will vest and become exercisable on the second (2nd) anniversary of the Vesting Commencement Date;

•    Twenty-five percent (25%) of the Options (rounded down to the nearest whole share underlying such Option) will vest and become exercisable on the third (3rd) anniversary of the Vesting Commencement Date; and

•    The remaining unvested Options will vest and become exercisable on the fourth (4th) anniversary of the Vesting Commencement Date;

Provided, however, that if the performance goals are not achieved as of the Performance Measurement Date, such Options shall be forfeited; further, provided, however, that the Options shall fully vest and become exercisable in the following circumstances:

(i)     immediately prior to a Change in Control if the Options would not otherwise be continued, converted, assumed, or replaced by the Company, a member of the Company Group or a successor entity thereto, or such other treatment as determined by the Committee; or

(ii)    if the Participant undergoes a Termination by the Service Recipient without Cause or by such Participant for Good Reason within the eighteen (18)-month period immediately following a Change in Control in which the Options are continued, converted, assumed, or replaced by the Company, a member of the Company Group or a successor entity thereto.]

[Provided that the Participant has not undergone a Termination, the Options shall vest in accordance with Exhibit A of the Option Agreement, provided, however, that the Options shall fully vest and become exercisable in the following circumstances:

(i)     immediately prior to a Change in Control if the Options would not otherwise be continued, converted, assumed, or replaced by the Company, a member of the Company Group or a successor entity thereto, or such other treatment as determined by the Committee; or

(ii)    if the Participant undergoes a Termination by the Service Recipient without Cause or by such Participant for Good Reason within the eighteen (18)-month period immediately following a Change in Control in which the Options are continued, converted, assumed, or replaced by the Company, a member of the Company Group or a successor entity thereto.]

*            *             *

THE UNDERSIGNED PARTICIPANT ACKNOWLEDGES RECEIPT OF THIS OPTION GRANT NOTICE, THE OPTION AGREEMENT AND THE PLAN, AND, AS AN EXPRESS CONDITION TO THE GRANT OF OPTIONS HEREUNDER, AGREES TO BE BOUND BY THE TERMS OF THIS OPTION GRANT NOTICE, THE OPTION AGREEMENT AND THE PLAN.

US FOODS HOLDING CORP.	PARTICIPANT[1]

By:
Title:

1	To the extent that the Company has established, either itself or through a third-party plan administrator, the ability to accept this award electronically, such acceptance shall constitute the Participant’s signature hereof.

OPTION AGREEMENT

UNDER THE

2016 US FOODS HOLDING CORP. OMNIBUS INCENTIVE PLAN

Pursuant to the Option Grant Notice (the “Grant Notice”) delivered to the Participant (as defined in the Grant Notice), and subject to the terms of this Option Agreement (this “Option Agreement”) and the 2016 US Foods Holding Corp. Omnibus Incentive Plan (the “Plan”), US Foods Holding Corp. (the “Company”) and the Participant agree as follows. Capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Plan.

1. Grant of Option. Subject to the terms and conditions set forth herein and in the Plan, the Company hereby grants to the Participant the number of Options provided in the Grant Notice (with each Option representing the right to purchase one share of Common Stock), at an Exercise Price per share as provided in the Grant Notice. The Company may make one or more additional grants of Options to the Participant under this Option Agreement by providing the Participant with a new Grant Notice, which may also include any terms and conditions differing from this Option Agreement to the extent provided therein. The Company reserves all rights with respect to the granting of additional Options hereunder and makes no implied promise to grant additional Options.

2. Vesting. Subject to the conditions contained herein and in the Plan, the Options shall vest as provided in the Grant Notice and Exhibit A.

3. Exercise of Options Following Termination. The provisions of Section 7(c)(ii) of the Plan are incorporated herein by reference and made a part hereof.

4. Method of Exercising Options. The Options may be exercised by the delivery of notice of the number of Options that are being exercised accompanied by payment in full of the Exercise Price applicable to the Options so exercised. Such notice shall be delivered either (a) in writing to the Company at its principal office or at such other address as may be established by the Committee, to the attention of the Company Secretary; or (b) to a third-party plan administrator as may be arranged for by the Company or the Committee from time to time for purposes of the administration of outstanding Options under the Plan, in the case of either (a) or (b), as communicated to the Participant by the Company from time to time. Payment of the aggregate Exercise Price may be made using any of the methods described in Section 7(d)(i) or (ii) of the Plan; provided, that the Participant shall obtain written consent from the Committee prior to the use of the method described in Section 7(d)(ii)(A) of the Plan.

5. Issuance of Shares. Following the exercise of an Option hereunder, as promptly as practical after receipt of such notification and full payment of such Exercise Price and any required income or other tax withholding amount (as provided in Section 9 hereof), the Company shall issue or transfer, or cause such issue or transfer, to the Participant the number of shares with respect to which the Options have been so exercised, and shall either (a) deliver, or cause to be delivered, to the Participant a certificate or certificates therefor, registered in the Participant’s name or (b) cause such shares to be credited to the Participant’s account at the third-party plan administrator.

6. Company; Participant; Good Reason.

(a) The term “Company” as used in this Option Agreement with reference to employment shall include the Company and its Subsidiaries.

(b) Whenever the word “Participant” is used in any provision of this Option Agreement under circumstances where the provision should logically be construed to apply to the executors, the administrators, or the person or persons to whom the Options may be transferred by will or by the laws of descent and distribution, the word “Participant” shall be deemed to include such person or persons.

(c) The term “Good Reason” as used in the Grant Notice or in this Option Agreement shall, in the case of any Participant who is party to an agreement between the Participant and the Company that contains a definition of “Good Reason”, mean and refer to the definition set forth in such agreement, and in the case of any other Participant, “Good Reason” shall mean: (A) a material diminution in Participant’s base salary or annual bonus opportunity; (B) any material diminution in Participant’s authority, duties or responsibilities; or (C) the relocation of Participant’s principal work location by more than fifty (50) miles; provided that none of these events shall constitute Good Reason unless the Company fails to cure such event within thirty (30) days after receipt from Participant of written notice of the event which constitutes Good Reason; provided, further, that “Good Reason” shall cease to exist for an event on the sixtieth (60th) day following the later of its occurrence or Participant’s knowledge thereof, unless Participant has given the Company’s written notice thereof prior to such date. Notwithstanding anything herein to the contrary, for purposes of the last proviso of the immediately foregoing sentence, a series of related events shall be deemed to have occurred on the date upon which the last event in such series of related events has occurred.

7. Non-Transferability. The Options are not transferable by the Participant except to Permitted Transferees in accordance with Section 14(b) of the Plan. Except as otherwise provided herein, no assignment or transfer of the Options, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise, shall vest in the assignee or transferee any interest or right herein whatsoever, but immediately upon such assignment or transfer the Options shall terminate and become of no further effect.

8. Rights as Stockholder. The Participant or a Permitted Transferee of the Options shall have no rights as a stockholder with respect to any share of Common Stock covered by an Option until the Participant shall have become the holder of record or the beneficial owner of such Common Stock, and no adjustment shall be made for dividends or distributions or other rights in respect of such share of Common Stock for which the record date is prior to the date upon which the Participant shall become the holder of record or the beneficial owner thereof.

9. Tax Withholding. The provisions of Section 14(d)(i) of the Plan are incorporated herein by reference and made a part hereof. The Participant shall satisfy such Participant’s withholding liability referred to in Section 14(d)(i) of the Plan by having the Company withhold from the number of shares of Common Stock otherwise issuable or deliverable pursuant to the exercise or settlement of the Award a number of shares with a Fair Market Value equal to such withholding liability, provided that the number of such shares may not have a Fair Market Value greater than the minimum required statutory withholding liability unless determined by the Committee not to result in adverse accounting consequences.

10. Notice. Every notice or other communication relating to this Option Agreement between the Company and the Participant shall be in writing, and shall be mailed to or delivered to the party for whom it is intended at such address as may from time to time be designated by such party in a notice mailed or delivered to the other party as herein provided; provided that, unless and until some other address be so designated, all notices or communications by the Participant to the Company shall be mailed or delivered to the Company at its principal executive office, to the attention of the Company Secretary, and all notices or communications by the Company to the Participant may be given to the Participant personally or may be mailed to the Participant at the Participant’s last known address, as reflected in the Company’s records. Notwithstanding the above, all notices and communications between the Participant and any third-party plan administrator shall be mailed, delivered, transmitted or sent in accordance with the procedures established by such third-party plan administrator and communicated to the Participant from time to time.

11. No Right to Continued Service. This Option Agreement does not confer upon the Participant any right to continue as an employee or service provider to the Company.

12. Binding Effect. This Option Agreement shall be binding upon the heirs, executors, administrators and successors of the parties hereto.

13. Waiver and Amendments. Except as otherwise set forth in Section 13 of the Plan, any waiver, alteration, amendment or modification of any of the terms of this Option Agreement shall be valid only if made in writing and signed by the parties hereto; provided, however, that any such waiver, alteration, amendment or modification is consented to on the Company’s behalf by the Committee. No waiver by either of the parties hereto of their rights hereunder shall be deemed to constitute a waiver with respect to any subsequent occurrences or transactions hereunder unless such waiver specifically states that it is to be construed as a continuing waiver.

14. Clawback/Forfeiture. Notwithstanding anything to the contrary contained herein or in the Plan, if the Participant has engaged in or engages in any Detrimental Activity, then the Committee may, in its sole discretion, take actions permitted under the Plan, including: (i) cancel the Options, or (ii) require that the Participant forfeit any gain realized on the exercise of the Options or the disposition of any shares of Common Stock received upon exercise of the Options, and repay such gain to the Company. In addition, if the Participant receives any amount in excess of what the Participant should have received under the terms of this Option Agreement for any reason (including without limitation by reason of a financial restatement, mistake in calculations or other administrative error), then the Participant shall be required to repay any such excess amount to the Company. Without limiting the foregoing, all Options shall be subject to reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with applicable law.

15. Governing Law. This Option Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware, without regard to the principles of conflicts of law thereof. Notwithstanding anything contained in this Option Agreement, the Grant Notice or the Plan to the contrary, if any suit or claim is instituted by the Participant or the Company relating to this Option Agreement, the Grant Notice or the Plan, the Participant hereby submits to the exclusive jurisdiction of and venue in the courts of Delaware.

16. Plan. The terms and provisions of the Plan are incorporated herein by reference. In the event of a conflict or inconsistency between the terms and provisions of the Plan and the provisions of this Option Agreement, the Plan shall govern and control.

EXHIBIT A

[performance criteria to be described]

RESTRICTED STOCK GRANT NOTICE UNDER THE 2016 US FOODS HOLDING CORP. OMNIBUS INCENTIVE PLAN

(Time-Based Vesting Award)

US Foods Holding Corp. (the “Company”), pursuant to 2016 US Foods Holding Corp. Omnibus Incentive Plan (the “Plan”), hereby grants to the Participant set forth below the number of shares of Restricted Stock set forth below. The shares of Restricted Stock are subject to all of the terms and conditions as set forth herein, in the Restricted Stock Agreement (attached hereto or previously provided to the Participant in connection with a prior grant), and in the Plan, all of which are incorporated herein in their entirety. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Plan.

Participant:	[Insert Participant Name]
Vesting Commencement Date:	[Insert Grant Date]
Number of Shares of Restricted Stock:	[Insert No. of Shares of Restricted Stock Granted]
Vesting Schedule:

Provided the Participant has not undergone a Termination at the time of each applicable vesting date (or event),

•Twenty-five percent (25%) of the shares of Restricted Stock (rounded down to the nearest whole share) will vest on the first (1st) anniversary of the Vesting Commencement Date;

•Twenty-five percent (25%) of the shares of Restricted Stock (rounded down to the nearest whole share) will vest on the second (2nd) anniversary of the Vesting Commencement Date;

•Twenty-five percent (25%) of the shares of Restricted Stock (rounded down to the nearest whole share) will vest on the third (3rd) anniversary of the Vesting Commencement Date; and

•The remaining unvested shares of Restricted Stock will vest on the fourth (4th) anniversary of the Vesting Commencement Date;

provided, however, that the Restricted Stock shall fully vest and in the following circumstances:

(i)immediately prior to a Change in Control if the Restricted Stock would not otherwise be continued, converted, assumed, or replaced by the Company, a member of the Company Group or a successor entity thereto, or such other treatment as determined by the Committee; or

(ii)if the Participant undergoes a Termination by the Service Recipient without Cause or by such Participant for Good Reason within the eighteen (18)-month period immediately following a Change in Control in which the Restricted Stock is continued, converted, assumed, or replaced by the Company, a member of the Company Group or a successor entity thereto.

*                *                 *

THE UNDERSIGNED PARTICIPANT ACKNOWLEDGES RECEIPT OF THIS RESTRICTED STOCK GRANT NOTICE, THE RESTRICTED STOCK AGREEMENT AND THE PLAN, AND, AS AN EXPRESS CONDITION TO THE GRANT OF SHARES OF RESTRICTED STOCK HEREUNDER, AGREES TO BE BOUND BY THE TERMS OF THIS RESTRICTED STOCK GRANT NOTICE, THE RESTRICTED STOCK AGREEMENT AND THE PLAN.

US FOODS HOLDING CORP.	PARTICIPANT

By:
Title:

RESTRICTED STOCK GRANT NOTICE

UNDER THE

2016 US FOODS HOLDING CORP. OMNIBUS INCENTIVE PLAN

(Time-Based Vesting Award)

US Foods Holding Corp. (the “Company”), pursuant to 2016 US Foods Holding Corp. Omnibus Incentive Plan (the “Plan”), hereby grants to the Participant set forth below the number of shares of Restricted Stock set forth below. The shares of Restricted Stock are subject to all of the terms and conditions as set forth herein, in the Restricted Stock Agreement (attached hereto or previously provided to the Participant in connection with a prior grant), and in the Plan, all of which are incorporated herein in their entirety. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Plan.

Participant:	[Insert Participant Name]
Vesting Commencement Date:	[Insert Grant Date]
Number of Shares of Restricted Stock:	[Insert No. of Shares of Restricted Stock Granted]
Vesting Schedule:

Provided the Participant has not undergone a Termination at the time of each applicable vesting date (or event),

•    Twenty-five percent (25%) of the shares of Restricted Stock (rounded down to the nearest whole share) will vest on the first (1st) anniversary of the Vesting Commencement Date;

•    Twenty-five percent (25%) of the shares of Restricted Stock (rounded down to the nearest whole share) will vest on the second (2nd) anniversary of the Vesting Commencement Date;

•    Twenty-five percent (25%) of the shares of Restricted Stock (rounded down to the nearest whole share) will vest on the third (3rd) anniversary of the Vesting Commencement Date; and

•    The remaining unvested shares of Restricted Stock will vest on the fourth (4th) anniversary of the Vesting Commencement Date;

provided, however, that the Restricted Stock shall fully vest and in the following circumstances:

(i)     immediately prior to a Change in Control if the Restricted Stock would not otherwise be continued, converted, assumed, or replaced by the Company, a member of the Company Group or a successor entity thereto, or such other treatment as determined by the Committee; or

(ii)    if the Participant undergoes a Termination by the Service Recipient without Cause or by such Participant for Good Reason within the eighteen (18)-month period immediately following a Change in Control in which the Restricted Stock is continued, converted, assumed, or replaced by the Company, a member of the Company Group or a successor entity thereto.

*    *    *

THE UNDERSIGNED PARTICIPANT ACKNOWLEDGES RECEIPT OF THIS RESTRICTED STOCK GRANT NOTICE, THE RESTRICTED STOCK AGREEMENT AND THE PLAN, AND, AS AN EXPRESS CONDITION TO THE GRANT OF SHARES OF RESTRICTED STOCK HEREUNDER, AGREES TO BE BOUND BY THE TERMS OF THIS RESTRICTED STOCK GRANT NOTICE, THE RESTRICTED STOCK AGREEMENT AND THE PLAN.

US FOODS HOLDING CORP.	PARTICIPANT

By:
Title:

RESTRICTED STOCK AGREEMENT

UNDER THE

2016 US FOODS HOLDING CORP. OMNIBUS INCENTIVE PLAN

Pursuant to the Restricted Stock Grant Notice (the “Grant Notice”) delivered to the Participant (as defined in the Grant Notice), and subject to the terms of this Restricted Stock Agreement (this “Restricted Stock Agreement”) and the 2016 US Foods Holding Corp. Omnibus Incentive Plan (the “Plan”), US Foods Holding Corp. (the “Company”) and the Participant agree as follows. Capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Plan.

1. Grant of Shares of Restricted Stock. Subject to the terms and conditions set forth herein and in the Plan, the Company hereby grants to the Participant the number of shares of Restricted Stock provided in the Grant Notice. The Company may make one or more additional grants of shares of Restricted Stock to the Participant under this Restricted Stock Agreement by providing the Participant with a new Grant Notice, which may also include any terms and conditions differing from this Restricted Stock Agreement to the extent provided therein. The Company reserves all rights with respect to the granting of additional shares of Restricted Stock hereunder and makes no implied promise to grant additional shares of Restricted Stock.

2. Vesting. Subject to the conditions contained herein and in the Plan, the shares of Restricted Stock shall vest and the restrictions on such shares of Restricted Stock shall lapse as provided in the Grant Notice. With respect to any share of Restricted Stock, the period of time that such share of Restricted Stock remains subject to vesting shall be its Restricted Period.

3. Issuance of Shares of Restricted Stock. The provisions of Section 9(d)(i) of the Plan are incorporated herein by reference and made a part hereof.

4. Treatment of Shares of Restricted Stock Upon Termination. The provisions of Section 9(c)(ii) of the Plan are incorporated herein by reference and made a part hereof.

5. Company; Participant; Good Reason.

(a) The term “Company” as used in this Restricted Stock Agreement with reference to employment shall include the Company and its Subsidiaries.

(b) Whenever the word “Participant” is used in any provision of this Restricted Stock Agreement under circumstances where the provision should logically be construed to apply to the executors, the administrators, or the person or persons to whom the shares of Restricted Stock may be transferred by will or by the laws of descent and distribution, the word “Participant” shall be deemed to include such person or persons.

(c) The term “Good Reason” as used in the Grant Notice or in this Restricted Stock Agreement shall, in the case of any Participant who is party to an agreement between the Participant and the Company that contains a definition of “Good Reason”, mean and refer to the definition set forth in such agreement, and in the case of any other Participant, “Good Reason” shall mean: (A) a material diminution in Participant’s base salary or annual bonus opportunity; (B) any material diminution in Participant’s authority, duties or responsibilities; or (C) the relocation of Participant’s principal work location by more than fifty (50) miles; provided that none of these events shall constitute Good Reason unless the Company fails to cure such event within thirty (30) days after receipt from Participant of written notice of the event which constitutes Good Reason; provided, further, that “Good Reason” shall cease to exist for an event on the sixtieth (60th) day following the later of its occurrence or Participant’s knowledge thereof, unless Participant has given the Company’s written notice thereof prior to such date. Notwithstanding anything herein to the contrary, for purposes of the last proviso of the immediately foregoing sentence, a series of related events shall be deemed to have occurred on the date upon which the last event in such series of related events has occurred.

6. Non-Transferability. The shares of Restricted Stock are not transferable by the Participant except to Permitted Transferees in accordance with Section 14(b) of the Plan. Except as otherwise provided herein, no assignment or transfer of the shares of Restricted Stock, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise, shall vest in the assignee or transferee any interest or right herein whatsoever, but immediately upon such assignment or transfer the shares of Restricted Stock shall terminate and become of no further effect.

7. Rights as Stockholder; Legend; Dividends. The provisions of Sections 9(b) and 9(e) of the Plan are incorporated herein by reference and made a part hereof; provided that any cash or in-kind dividends paid with respect to the shares of Restricted Stock which have not, prior to the record date of the dividend, become vested shall be withheld by the Company without interest and shall be paid to the Participant only when, and if, such shares of Restricted Stock shall become vested pursuant to the Grant Notice and Section 2 of this Restricted Stock Agreement.

8. Tax Withholding. The provisions of Section 14(d)(i) of the Plan are incorporated herein by reference and made a part hereof. The Participant shall satisfy such Participant’s withholding liability referred to in Section 14(d)(i) of the Plan by having the Company withhold from the number of shares of Common Stock otherwise issuable or deliverable pursuant to the exercise or settlement of the Award a number of shares with a Fair Market Value equal to such withholding liability, provided that the number of such shares may not have a Fair Market Value greater than the minimum required statutory withholding liability unless determined by the Committee not to result in adverse accounting consequences.

9. Notice. Every notice or other communication relating to this Restricted Stock Agreement between the Company and the Participant shall be in writing, and shall be mailed to or delivered to the party for whom it is intended at such address as may from time to time be designated by such party in a notice mailed or delivered to the other party as herein provided; provided that, unless and until some other address be so designated, all notices or communications by the Participant to the Company shall be mailed or delivered to the Company at its principal executive office, to the attention of the Company Secretary, and all notices or communications by the Company to the Participant may be given to the Participant personally or may be mailed to the Participant at the Participant’s last known address, as reflected in the Company’s records. Notwithstanding the above, all notices and communications between the Participant and any third-party plan administrator shall be mailed, delivered, transmitted or sent in accordance with the procedures established by such third-party plan administrator and communicated to the Participant from time to time.

10. No Right to Continued Service. This Restricted Stock Agreement does not confer upon the Participant any right to continue as an employee or service provider to the Company.

11. Binding Effect. This Restricted Stock Agreement shall be binding upon the heirs, executors, administrators and successors of the parties hereto.

12. Waiver and Amendments. Except as otherwise set forth in Section 13 of the Plan, any waiver, alteration, amendment or modification of any of the terms of this Restricted Stock Agreement shall be valid only if made in writing and signed by the parties hereto; provided, however, that any such waiver, alteration, amendment or modification is consented to on the Company’s behalf by the Committee. No waiver by either of the parties hereto of their rights hereunder shall be deemed to constitute a waiver with respect to any subsequent occurrences or transactions hereunder unless such waiver specifically states that it is to be construed as a continuing waiver.

13. Governing Law. This Restricted Stock Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware, without regard to the principles of conflicts of law thereof. Notwithstanding anything contained in this Restricted Stock Agreement, the Grant Notice or the Plan to the contrary, if any suit or claim is instituted by the Participant or the Company relating to this Restricted Stock Agreement, the Grant Notice or the Plan, the Participant hereby submits to the exclusive jurisdiction of and venue in the courts of Delaware.

14. Plan. The terms and provisions of the Plan are incorporated herein by reference. In the event of a conflict or inconsistency between the terms and provisions of the Plan and the provisions of this Restricted Stock Agreement, the Plan shall govern and control.

RESTRICTED STOCK UNIT GRANT NOTICE

UNDER THE

2016 US FOODS HOLDING CORP. OMNIBUS INCENTIVE PLAN

(Time-Based Vesting Award)

US Foods Holding Corp. (the “Company”), pursuant to the 2016 US Foods Holding Corp. Omnibus Incentive Plan (the “Plan”), hereby grants to the Participant set forth below the number of Restricted Stock Units set forth below. The Restricted Stock Units are subject to all of the terms and conditions as set forth herein, in the Restricted Stock Unit Agreement (attached hereto or previously provided to the Participant in connection with a prior grant), and in the Plan, all of which are incorporated herein in their entirety. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Plan.

Participant:	[Insert Participant Name]
Vesting Commencement Date:	[Insert Grant Date]
Number of Restricted Stock Units:	[Insert No. of Restricted Stock Units Granted]
Vesting Schedule:

Provided the Participant has not undergone a Termination at the time of each applicable vesting date (or event),

•    Twenty-five percent (25%) of the Restricted Stock Units (rounded down to the nearest whole unit) will vest on the first (1st) anniversary of the Vesting Commencement Date;

•    Twenty-five percent (25%) of the Restricted Stock Units (rounded down to the nearest whole unit) will vest on the second (2nd) anniversary of the Vesting Commencement Date;

•    Twenty-five percent (25%) of the Restricted Stock Units (rounded down to the nearest whole unit) will vest on the third (3rd) anniversary of the Vesting Commencement Date; and

•    The remaining unvested Restricted Stock Units will vest on the fourth (4th) anniversary of the Vesting Commencement Date;

provided, however, that the Restricted Stock Units shall fully vest and in the following circumstances:

(i)     immediately prior to a Change in Control if the Restricted Stock Units would not otherwise be continued, converted, assumed, or replaced by the Company, a member of the Company Group or a successor entity thereto, or such other treatment as determined by the Committee; or

(ii)    if the Participant undergoes a Termination by the Service Recipient without Cause or by such Participant for Good Reason within the eighteen (18)-month period immediately following a Change in Control in which the Restricted Stock Units are continued, converted, assumed, or replaced by the Company, a member of the Company Group or a successor entity thereto.

*    *    *

THE UNDERSIGNED PARTICIPANT ACKNOWLEDGES RECEIPT OF THIS RESTRICTED STOCK UNIT GRANT NOTICE, THE RESTRICTED STOCK UNIT AGREEMENT AND THE PLAN, AND, AS AN EXPRESS CONDITION TO THE GRANT OF RESTRICTED STOCK UNITS HEREUNDER, AGREES TO BE BOUND BY THE TERMS OF THIS RESTRICTED STOCK UNIT GRANT NOTICE, THE RESTRICTED STOCK UNIT AGREEMENT AND THE PLAN.

US FOODS HOLDING CORP.	PARTICIPANT

By:
Title:

RESTRICTED STOCK UNIT AGREEMENT

UNDER THE

2016 US FOODS HOLDING CORP. OMNIBUS INCENTIVE PLAN

Pursuant to the Restricted Stock Unit Grant Notice (the “Grant Notice”) delivered to the Participant (as defined in the Grant Notice), and subject to the terms of this Restricted Stock Unit Agreement (this “Restricted Stock Agreement”) and the 2016 US Foods Holding Corp. Omnibus Incentive Plan (the “Plan”), US Foods Holding Corp. (the “Company”) and the Participant agree as follows. Capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Plan.

1. Grant of Restricted Stock Units. Subject to the terms and conditions set forth herein and in the Plan, the Company hereby grants to the Participant the number of Restricted Stock Units provided in the Grant Notice. The Company may make one or more additional grants of Restricted Stock Units to the Participant under this Restricted Stock Unit Agreement by providing the Participant with a new Grant Notice, which may also include any terms and conditions differing from this Restricted Stock Unit Agreement to the extent provided therein. The Company reserves all rights with respect to the granting of additional Restricted Stock Units hereunder and makes no implied promise to grant additional Restricted Stock Units.

2. Vesting. Subject to the conditions contained herein and in the Plan, the Restricted Stock Units shall vest and the restrictions on such Restricted Stock Units shall lapse as provided in the Grant Notice. With respect to any Restricted Stock Unit, the period of time that such Restricted Stock Unit remains subject to vesting shall be its Restricted Period.

3. Settlement of Restricted Stock Units. The provisions of Section 9(d)(ii) of the Plan are incorporated herein by reference and made a part hereof.

4. Treatment of Restricted Stock Units Upon Termination. The provisions of Section 9(c)(ii) of the Plan are incorporated herein by reference and made a part hereof.

5. Company; Participant; Good Reason.

(a) The term “Company” as used in this Restricted Stock Unit Agreement with reference to employment shall include the Company and its Subsidiaries.

(b) Whenever the word “Participant” is used in any provision of this Restricted Unit Stock Agreement under circumstances where the provision should logically be construed to apply to the executors, the administrators, or the person or persons to whom the Restricted Stock Units may be transferred by will or by the laws of descent and distribution, the word “Participant” shall be deemed to include such person or persons.

(c) The term “Good Reason” as used in the Grant Notice or in this Restricted Stock Unit Agreement shall, in the case of any Participant who is party to an agreement between the Participant and the Company that contains a definition of “Good Reason”, mean and refer to the definition set forth in such agreement, and in the case of any other Participant, “Good Reason” shall mean: (A) a material diminution in Participant’s base salary or annual bonus opportunity; (B) any material diminution in Participant’s authority, duties or responsibilities; or (C) the relocation of Participant’s principal work location by more than fifty (50) miles; provided that none of these events shall constitute Good Reason unless the Company fails to cure such event within thirty (30) days after receipt from Participant of written notice of the event which constitutes Good Reason; provided, further, that “Good Reason” shall cease to exist for an event on the sixtieth (60th) day following the later of its occurrence or Participant’s knowledge thereof, unless Participant has given the Company’s written notice thereof prior to such date. Notwithstanding anything herein to the contrary, for purposes of the last proviso of the immediately foregoing sentence, a series of related events shall be deemed to have occurred on the date upon which the last event in such series of related events has occurred.

6. Non-Transferability. The Restricted Stock Units are not transferable by the Participant except to Permitted Transferees in accordance with Section 14(b) of the Plan. Except as otherwise provided herein, no assignment or transfer of the Restricted Stock Units, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise, shall vest in the assignee or transferee any interest or right herein whatsoever, but immediately upon such assignment or transfer the shares of Restricted Stock shall terminate and become of no further effect.

7. Dividend Equivalent Payments. The Participant shall be eligible to receive dividend equivalents pursuant to the provisions of Sections 9(d)(ii) and 14(c) of the Plan.

8. Tax Withholding. The provisions of Section 14(d)(i) of the Plan are incorporated herein by reference and made a part hereof. The Participant shall satisfy such Participant’s withholding liability referred to in Section 14(d)(i) of the Plan by having the Company withhold from the number of shares of Common Stock otherwise issuable or deliverable pursuant to the exercise or settlement of the Award a number of shares with a Fair Market Value equal to such withholding liability, provided that the number of such shares may not have a Fair Market Value greater than the minimum required statutory withholding liability unless determined by the Committee not to result in adverse accounting consequences. If the Award is paid in cash, the Participant shall satisfy such Participant’s withholding liability referred to Section 14(d)(i) of the Plan by any one or combination of the following methods: (i) by paying such amount in cash or check; (ii) by reducing the amount of any cash otherwise payable to the Participant with respect to the Restricted Stock Units; (iii) by deducting such amount out of any other compensation otherwise payable to the Participant; and/or (iv) by surrendering shares of Common Stock of the Company which (a) in the case of shares initially acquired from the Company (upon exercise of an Option or otherwise), have been owned by the Grantee for such period (if any) as may be required to avoid a charge to the Company’s earnings, and (b) have a Fair Market Value on the date of surrender equal to the amount required to be withheld.

9. Notice. Every notice or other communication relating to this Restricted Stock Unit Agreement between the Company and the Participant shall be in writing, and shall be mailed to or delivered to the party for whom it is intended at such address as may from time to time be designated by such party in a notice mailed or delivered to the other party as herein provided; provided that, unless and until some other address be so designated, all notices or communications by the Participant to the Company shall be mailed or delivered to the Company at its principal executive office, to the attention of the Company Secretary, and all notices or communications by the Company to the Participant may be given to the Participant personally or may be mailed to the Participant at the Participant’s last known address, as reflected in the Company’s records. Notwithstanding the above, all notices and communications between the Participant and any third-party plan administrator shall be mailed, delivered, transmitted or sent in accordance with the procedures established by such third-party plan administrator and communicated to the Participant from time to time.

10. No Right to Continued Service. This Restricted Stock Unit Agreement does not confer upon the Participant any right to continue as an employee or service provider to the Company.

11. Binding Effect. This Restricted Stock Unit Agreement shall be binding upon the heirs, executors, administrators and successors of the parties hereto.

12. Waiver and Amendments. Except as otherwise set forth in Section 13 of the Plan, any waiver, alteration, amendment or modification of any of the terms of this Restricted Stock Unit Agreement shall be valid only if made in writing and signed by the parties hereto; provided, however, that any such waiver, alteration, amendment or modification is consented to on the Company’s behalf by the Committee. No waiver by either of the parties hereto of their rights hereunder shall be deemed to constitute a waiver with respect to any subsequent occurrences or transactions hereunder unless such waiver specifically states that it is to be construed as a continuing waiver.

13. Governing Law. This Restricted Stock Unit Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware, without regard to the principles of conflicts of law thereof. Notwithstanding anything contained in this Restricted Stock Unit Agreement, the Grant Notice or the Plan to the contrary, if any suit or claim is instituted by the Participant or the Company relating to this Restricted Stock Unit Agreement, the Grant Notice or the Plan, the Participant hereby submits to the exclusive jurisdiction of and venue in the courts of Delaware.

14. Plan. The terms and provisions of the Plan are incorporated herein by reference. In the event of a conflict or inconsistency between the terms and provisions of the Plan and the provisions of this Restricted Stock Unit Agreement, the Plan shall govern and control.

RESTRICTED STOCK UNIT GRANT NOTICE

UNDER THE

2016 US FOODS HOLDING CORP. OMNIBUS INCENTIVE PLAN

(Performance-Based Restricted Stock Unit Award)

US Foods Holding Corp. (the “Company”), pursuant to the 2016 US Foods Holding Corp. Omnibus Incentive Plan (the “Plan”), hereby grants to the Participant set forth below the number of Restricted Stock Units set forth below. The Restricted Stock Units are subject to all of the terms and conditions as set forth herein, in the Restricted Stock Unit Agreement (attached hereto or previously provided to the Participant in connection with a prior grant), and in the Plan, all of which are incorporated herein in their entirety. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Plan.

Participant:	[Insert Participant Name]
Vesting Commencement Date:	[Insert Grant Date]
Number of Restricted Stock Units:	[Insert No. of Restricted Stock Units Granted]
Vesting Schedule:

Provided the Participant has not undergone a Termination, the Restricted Stock Units shall vest based on the achievement of those certain performance goals set forth in Exhibit A to the Restricted Stock Unit Agreement as determined as of the Performance Measurement Date and in accordance with the following schedule:

•    Twenty-five percent (25%) of the Restricted Stock Units (rounded down to the nearest whole unit) will vest on the first (1st) anniversary of the Vesting Commencement Date;

•    Twenty-five percent (25%) of the Restricted Stock Units (rounded down to the nearest whole unit) will vest on the second (2nd) anniversary of the Vesting Commencement Date;

•    Twenty-five percent (25%) of the Restricted Stock Units (rounded down to the nearest whole unit) will vest on the third (3rd) anniversary of the Vesting Commencement Date; and

•    The remaining unvested Restricted Stock Units will vest on the fourth (4th) anniversary of the Vesting Commencement Date;

Provided, however, that if the performance goals are not achieved as of the Performance Measurement Date, such Restricted Stock Units shall be forfeited; further, provided, however, that the Restricted Stock Units shall fully vest and in the following circumstances:

(i)     immediately prior to a Change in Control if the Restricted Stock Units would not otherwise be continued, converted, assumed, or replaced by the Company, a member of the Company Group or a successor entity thereto, or such other treatment as determined by the Committee; or

(ii)    if the Participant undergoes a Termination by the Service Recipient without Cause or by such Participant for Good Reason within the eighteen (18)-month period immediately following a Change in Control in which the Restricted Stock Units are continued, converted, assumed, or replaced by the Company, a member of the Company Group or a successor entity thereto.

[Provided that the Participant has not undergone a Termination, the Restricted Stock Units shall vest in accordance with Exhibit A of the Restricted Stock Unit Agreement, provided, however, that the Restricted Stock Units shall fully vest and become exercisable in the following circumstances:

(i)     immediately prior to a Change in Control if the Restricted Stock Units would not otherwise be continued, converted, assumed, or replaced by the Company, a member of the Company Group or a successor entity thereto, or such other treatment as determined by the Committee; or

(ii)    if the Participant undergoes a Termination by the Service Recipient without Cause or by such Participant for Good Reason within the [eighteen (18)-month] period immediately following a Change in Control in which the Restricted Stock Units are continued, converted, assumed, or replaced by the Company, a member of the Company Group or a successor entity thereto.]

*            *             *

THE UNDERSIGNED PARTICIPANT ACKNOWLEDGES RECEIPT OF THIS RESTRICTED STOCK UNIT GRANT NOTICE, THE RESTRICTED STOCK UNIT AGREEMENT AND THE PLAN, AND, AS AN EXPRESS CONDITION TO THE GRANT OF RESTRICTED STOCK UNITS HEREUNDER, AGREES TO BE BOUND BY THE TERMS OF THIS RESTRICTED STOCK UNIT GRANT NOTICE, THE RESTRICTED STOCK UNIT AGREEMENT AND THE PLAN.

US FOODS HOLDING CORP.	PARTICIPANT

By:
Title:

RESTRICTED STOCK UNIT AGREEMENT

UNDER THE

2016 US FOODS HOLDING CORP. OMNIBUS INCENTIVE PLAN

Pursuant to the Restricted Stock Unit Grant Notice (the “Grant Notice”) delivered to the Participant (as defined in the Grant Notice), and subject to the terms of this Restricted Stock Unit Agreement (this “Restricted Stock Agreement”) and the 2016 US Foods Holding Corp. Omnibus Incentive Plan (the “Plan”), US Foods Holding Corp. (the “Company”) and the Participant agree as follows. Capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Plan.

1. Grant of Restricted Stock Units. Subject to the terms and conditions set forth herein and in the Plan, the Company hereby grants to the Participant the number of Restricted Stock Units provided in the Grant Notice. The Company may make one or more additional grants of Restricted Stock Units to the Participant under this Restricted Stock Unit Agreement by providing the Participant with a new Grant Notice, which may also include any terms and conditions differing from this Restricted Stock Unit Agreement to the extent provided therein. The Company reserves all rights with respect to the granting of additional Restricted Stock Units hereunder and makes no implied promise to grant additional Restricted Stock Units.

2. Vesting. Subject to the conditions contained herein and in the Plan, the Restricted Stock Units shall vest and the restrictions on such Restricted Stock Units shall lapse as provided in the Grant Notice and Exhibit A. With respect to any Restricted Stock Unit, the period of time that such Restricted Stock Unit remains subject to vesting shall be its Restricted Period.

3. Settlement of Restricted Stock Units. The provisions of Section 9(d)(ii) of the Plan are incorporated herein by reference and made a part hereof.

4. Treatment of Restricted Stock Units Upon Termination. The provisions of Section 9(c)(ii) of the Plan are incorporated herein by reference and made a part hereof.

5. Company; Participant; Good Reason.

(a) The term “Company” as used in this Restricted Stock Unit Agreement with reference to employment shall include the Company and its Subsidiaries.

(b) Whenever the word “Participant” is used in any provision of this Restricted Unit Stock Agreement under circumstances where the provision should logically be construed to apply to the executors, the administrators, or the person or persons to whom the Restricted Stock Units may be transferred by will or by the laws of descent and distribution, the word “Participant” shall be deemed to include such person or persons.

(c) The term “Good Reason” as used in the Grant Notice or in this Restricted Stock Unit Agreement shall, in the case of any Participant who is party to an agreement between the Participant and the Company that contains a definition of “Good Reason”, mean and refer to the definition set forth in such agreement, and in the case of any other Participant, “Good Reason” shall mean: (A) a material diminution in Participant’s base salary or annual bonus opportunity; (B) any material diminution in Participant’s authority, duties or responsibilities; or (C) the relocation of Participant’s principal work location by more than fifty (50) miles; provided that none of these events shall constitute Good Reason unless the Company fails to cure such event within thirty (30) days after receipt from Participant of written notice of the event which constitutes Good Reason; provided, further, that “Good Reason” shall cease to exist for an event on the sixtieth (60th) day following the later of its occurrence or Participant’s knowledge thereof, unless Participant has given the Company’s written notice thereof prior to such date. Notwithstanding anything herein to the contrary, for purposes of the last proviso of the immediately foregoing sentence, a series of related events shall be deemed to have occurred on the date upon which the last event in such series of related events has occurred.

6. Non-Transferability. The Restricted Stock Units are not transferable by the Participant except to Permitted Transferees in accordance with Section 14(b) of the Plan. Except as otherwise provided herein, no assignment or transfer of the Restricted Stock Units, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise, shall vest in the assignee or transferee any interest or right herein whatsoever, but immediately upon such assignment or transfer the shares of Restricted Stock shall terminate and become of no further effect.

7. Dividend Equivalent Payments. The Participant shall be eligible to receive dividend equivalents pursuant to the provisions of Sections 9(d)(ii) and 14(c) of the Plan.

8. Tax Withholding. The provisions of Section 14(d)(i) of the Plan are incorporated herein by reference and made a part hereof. The Participant shall satisfy such Participant’s withholding liability referred to in Section 14(d)(i) of the Plan by having the Company withhold from the number of shares of Common Stock otherwise issuable or deliverable pursuant to the exercise or settlement of the Award a number of shares with a Fair Market Value equal to such withholding liability, provided that the number of such shares may not have a Fair Market Value greater than the minimum required statutory withholding liability unless determined by the Committee not to result in adverse accounting consequences. If the Award is paid in cash, the Participant shall satisfy such Participant’s withholding liability referred to Section 14(d)(i) of the Plan by any one or combination of the following methods: (i) by paying such amount in cash or check; (ii) by reducing the amount of any cash otherwise payable to the Participant with respect to the Restricted Stock Units; (iii) by deducting such amount out of any other compensation otherwise payable to the Participant; and/or (iv) by surrendering shares of Common Stock of the Company which (a) in the case of shares initially acquired from the Company (upon exercise of an Option or otherwise), have been owned by the Grantee for such period (if any) as may be required to avoid a charge to the Company’s earnings, and (b) have a Fair Market Value on the date of surrender equal to the amount required to be withheld.

9. Notice. Every notice or other communication relating to this Restricted Stock Unit Agreement between the Company and the Participant shall be in writing, and shall be mailed to or delivered to the party for whom it is intended at such address as may from time to time be designated by such party in a notice mailed or delivered to the other party as herein provided; provided that, unless and until some other address be so designated, all notices or communications by the Participant to the Company shall be mailed or delivered to the Company at its principal executive office, to the attention of the Company Secretary, and all notices or communications by the Company to the Participant may be given to the Participant personally or may be mailed to the Participant at the Participant’s last known address, as reflected in the Company’s records. Notwithstanding the above, all notices and communications between the Participant and any third-party plan administrator shall be mailed, delivered, transmitted or sent in accordance with the procedures established by such third-party plan administrator and communicated to the Participant from time to time.

10. No Right to Continued Service. This Restricted Stock Unit Agreement does not confer upon the Participant any right to continue as an employee or service provider to the Company.

11. Binding Effect. This Restricted Stock Unit Agreement shall be binding upon the heirs, executors, administrators and successors of the parties hereto.

12. Waiver and Amendments. Except as otherwise set forth in Section 13 of the Plan, any waiver, alteration, amendment or modification of any of the terms of this Restricted Stock Unit Agreement shall be valid only if made in writing and signed by the parties hereto; provided, however, that any such waiver, alteration, amendment or modification is consented to on the Company’s behalf by the Committee. No waiver by either of the parties hereto of their rights hereunder shall be deemed to constitute a waiver with respect to any subsequent occurrences or transactions hereunder unless such waiver specifically states that it is to be construed as a continuing waiver.

13. Governing Law. This Restricted Stock Unit Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware, without regard to the principles of conflicts of law thereof. Notwithstanding anything contained in this Restricted Stock Unit Agreement, the Grant Notice or the Plan to the contrary, if any suit or claim is instituted by the Participant or the Company relating to this Restricted Stock Unit Agreement, the Grant Notice or the Plan, the Participant hereby submits to the exclusive jurisdiction of and venue in the courts of Delaware.

14. Plan. The terms and provisions of the Plan are incorporated herein by reference. In the event of a conflict or inconsistency between the terms and provisions of the Plan and the provisions of this Restricted Stock Unit Agreement, the Plan shall govern and control.

EXHIBIT A

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